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[    ]   METROPOLITAN LIFE                                               10.6.1
             AND AFFILIATED COMPANIES
                                                MASTER EQUIPMENT LEASE AGREEMENT
             METLIFE CAPITAL CORPORATION

THIS AGREEMENT is entered into the 20th day of May, 1994 between METLIFE CAPITAL, LIMITED PARTNERSHIP ("Lessor") whose address is 10900 N. E. 8th Street, mailing address C-97550, Bellevue, Washington 98009 and Seitel Geophysical, Inc. d/v/a Eagle Geophysical ("Lessee") whose address is 50 Briar Hollow Lane West, 7th Floor, Houston, Texas 77027, Lessor and Lessee from time to time may enter into written agreements in the form of "Request to Purchase Addenda" for the purchase by Lessor of equipment and leasing of such equipment to Lessee. To facilitate such transactions, Lessor and Lessee are entering into this Master Equipment Lease Agreement (the "Master Lease"), the terms and provisions of which shall be incorporated by reference in each such Request to Purchase, and they MUTUALLY AGREE AS FOLLOWS:

1.       REQUEST TO PURCHASE

If Lessor agrees to acquire and lease equipment when requested by Lessee, the parties shall sign a Request to Purchase Addendum ("Request to Purchase") setting forth the particulars regarding the transaction, including, without limitation, the list of items of equipment (individually, an "Item" and, collectively, the "Equipment"), the prices of each Item (including disclosure of all rebates, discounts and other incentives received or receivable with respect thereto), "Related Costs," including taxes, transportation, installation and other applicable costs, the aggregate of the foregoing ("Total Cost"), length of the Basic Term, rental rates and other applicable provisions. "Cost of an Item" shall mean the price of the Item plus its applicable portion of Related Costs. In the absence of a signed Request to Purchase, this Master Lease shall not constitute a lease or a commitment by either party to enter into a lease.

2.       PURCHASE; ACCEPTANCE

         (a) REQUEST; SPECIFICATIONS. Signing a Request to Purchase shall constitute the request from Lessee to Lessor to purchase the Equipment, and the Request to Purchase and this Master Lease shall constitute the lease and agreement (the "Lease") regarding the Equipment. Lessee will assign to Lessor purchase orders or agreements issued or entered into by Lessee for the Equipment, or Lessor shall issue Lessor's purchase orders to the suppliers of the Equipment, as Lessor at the time shall deem appropriate, all in form and substance satisfactory to Lessor. At the time of signing the Request to Purchase, Lessee shall furnish Lessor detailed specifications ("Specifications") for the purchase of the Items, including descriptions, prices, delivery terms and instructions, installation provisions and all other applicable specifications. Lessee assumes full responsibility with respect to the selection of Items supplied for lease and the specification thereof; the Lessor shall have no liability or responsibility with respect thereto regardless of whether the specifications prove inadequate for the intended purpose or use.

         (b) INSPECTION; ACCEPTANCE. It is Lessee's responsibility to receive and promptly inspect and test each Item tendered for delivery by a supplier and the installation thereof. Lessee shall give Lessor written notice of acceptance of an Item as soon as it can be determined that the Item and its installation are in compliance with Specifications. As between Lessee and Lessor, the giving of such written notice shall constitute Lessee's irrevocable acceptance of the Item or Items designated in the notice, whether or not such items or their installation or Lessor's title to the same are defective in any respect, and notwithstanding any failure of an Item or its installation to conform to Specifications, without prejudice however to rights which Lessor and Lessee, or either of them, may have against any other person, whether with respect to design, manufacture, condition or otherwise.

         (c) PURCHASE CUT-OFF DATE. If, by the "Purchase Cut-Off Date" set forth in a Request to Purchase, Lessee shall not have given Lessor written notice of acceptance of an Item, Lessor shall have no obligation to purchase the Item or to lease it to Lessee. In such event, Lessee shall immediately pay all accrued interim Rental and reimburse Lessor for all sums Lessor may have paid for or with respect to the Item and for all Lessor's costs and expenses with respect thereto, and Lessee shall indemnify and defend Lessor against and hold Lessor harmless from any and all cost, expense, loss, liability and damage that Lessor may suffer or that may be asserted against Lessor by reason of Lessor's failure or refusal to purchase such Item. Any such item shall be deemed to be deleted from the Request to Purchase and no longer included in the Equipment.





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         (d)     CONDITIONS.  Lessee shall deliver to Lessor such further
instruments, documents and certifications as Lessor reasonably may request, including without limitation evidences of authority (e.g., corporate certificates, corporate resolutions, partnership documents and authorizations), evidence of insurance, purchase orders and acceptances thereof, purchase and sale agreements and financial information, and instruments and documents to implement, perfect or continue the perfection of Lessor's rights and remedies as owner and Lessor of the Equipment, including Uniform Commercial Code forms. Notwithstanding the execution, delivery or filing of any instruments or documents, it is agreed that this transaction is a lease and is not intended as security. Lessee's delivery of the foregoing and of the Specifications are conditions precedent to any obligation of Lessor to purchase or to make any commitments to purchase or pay for the Equipment or any item.

         (e) SUPPLEMENTAL LEASE SCHEDULE. If at any time prior to the Closing Date Lessee requests Lessor to add further Items to the Equipment, and if Lessor so agrees, Lessee shall execute a Supplemental Request to Purchase in a form supplied by Lessor, which shall become part of the Request to Purchase, subject to all of its provisions and the provisions of this Master Lease, and the equipment specified therein shall be Items of Equipment under the Lease.
If at any time after the Closing Date Lessee requests Lessor to add further Items to the Equipment, and if Lessor so agrees, Lessee shall execute an additional Request to Purchase Addendum, amending the Lease to include such Items as part of the equipment and setting forth the particulars with respect thereto. The Basic Term with respect to all Equipment, including Items covered by a Supplemental Lease Schedule, shall terminate in accordance with the provisions of the original Request to Purchase.

         (f) CLOSING. Following the date ("Closing Date") which is the earlier of (i) the date Lessee gives Lessor written notice of acceptance of the last Item or (ii) the Purchase Cut-Off Date (or on such other day as is mutually agreed), Lessor shall send Lessee a Closing Schedule, setting forth any adjustments to descriptions and Costs of Items and Total Cost and confirming the Closing Date and amount of Periodic Rental installments and payment schedules. Such Closing Schedule and the facts and determinations set forth therein shall be conclusive unless, within sixty (60) days after the Closing Schedule is sent by Lessor to Lessee, Lessee shall give Lessor written notice specifying any claimed error therein. Notwithstanding any such notice, Lessee shall pay all rentals as they become due. If Lessee establishes an error that affects the amount of rentals, Lessor shall give Lessee a credit for any overpayment of rentals, and Lessee promptly shall pay Lessor any underpayments.

3.       LESSEE'S WARRANTIES

         (a) Lessee represents and warrants to Lessor that it is a corporation or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and that it is qualified to do business in every jurisdiction where the failure to qualify would have a materially adverse effect on Lessor's rights hereunder; it has taken all corporate or partnership action which may be required to authorize the execution, delivery and performance of this Lease, and such execution, delivery and performance will not conflict with or violate any provision of its Charter or Articles or Certificate of Incorporation, By-laws or any provisions thereof, or in the case of a partnership, its Certificate of Partnership or Limited Partnership and its Partnership Agreement, or result in a default or acceleration of any obligation under any agreement, order, decree or judgment to which it is a party or by which it is bound, nor is it now in default under any of the same; there is no litigation or proceeding pending or threatened against it which may have a materially adverse effect on Lessee or which would prevent or hinder the performance by it of its obligation hereunder; this lease and the attendant documents constitute valid obligations of the Lessee, binding and enforceable against it in accordance with their respective terms; no action by or with any commission or administrative agency is required in connection herewith; it has the power to own its assets and to transact business in which it is engaged; it will give to Lessor prompt notice of any change in its name, identity or structure.

         (b) Lessee's written acceptance of an Item and its installation shall constitute a REPRESENTATION AND WARRANTY BY Lessee to Lessor that: (i) the Item is personal property in good order and condition and, unless Lessor otherwise agrees in writing, has not been used prior to the time of such written notice of acceptance, the Equipment does not constitute "imported property covered by an Executive order" as defined in Section 168(g)(6) of the Internal Revenue Code of 1986 ("Code"), and that the recovery period set forth in the Request to Purchase is the period applicable under the Code to the Equipment; and (ii) at all times Lessee shall keep the Equipment in Lessee's possession at the address specified in the Request to Purchase unless Lessor shall otherwise consent in





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writing.  Lessee shall not cause, suffer or permit any Item to be attached or affixed to real property or improvements thereon (collectively, "Realty") unless Lessor first shall consent thereto in writing and Lessee shall have obtained from all persons having any interest in the Realty written consents which approve such attachment, waive any claims to or encumbrances upon attached Items and consent to the detachment and removal of such Items at any time by Lessor or Lessee. Notwithstanding attachment of any Items to Realty, all the Equipment at all times shall be and remain personal property. Upon termination of Lessee's right to possession of the Equipment, whether by expiration of the Term or otherwise, Lessee at its sole cost and expense shall detach and remove the Equipment from the Realty and save Lessor harmless from and indemnify and defend Lessor against any claim, demand, loss, liability, and damage arising from such detachment, removal or both.

4.       TERM OF LEASE

The term of the Lease ("Term") shall consist of an "Interim Term" and a "Basic Term." The Interim Term shall begin on the date that Lessee first gives Lessor written notice of acceptance of an Item or written approval for partial payment, whichever is earlier, and shall continue until the time the Basic Term begins. The Basic Term shall begin on the Closing Date and shall continue for the length of the Basic Term set forth in the Request to Purchase.

5.       INTERIM RENTAL

During the Interim Term, Lessee shall pay rent monthly ("Interim Rental"), on a calendar month basis, in an amount determined by Lessor by applying the "Interim Rental Rate" set forth in the Request to Purchase to portions of the Total Cost then or theretofore expended by Lessor, for the number of days such sums are outstanding during such calendar month. The "prime rate" referred to in this Lease shall mean the rate per annum announced by Chase Manhattan Bank, New York City, from time to time as its prime rate, whether or not such rate is applied by said bank to any then outstanding loans, changing with each announced change of such prime rate. Lessee shall pay Lessor each installment of Interim Rental on the fifteenth day after the end of such calendar month.

6.       PERIODIC RENTAL

Lessee shall pay rent ("Periodic Rental") for the Basic Term in an amount calculated by multiplying the Total Cost by the Periodic Rental Rate set forth in the Request to Purchase multiplied by the number of months constituting the length of the Basic Term. Lessee shall pay installments of Periodic Rental to Lessor in accordance with the payment schedule set forth in the Request to Purchase.

7.       LATE PAYMENT

If any installment of rent or other sum owing under the Lease shall not be paid when due and shall remain unpaid for ten (10) days, Lessee shall pay Lessor a late charge equal to five percent (5%) of the amount delinquent, but in no event at a rate greater than limited by any applicable law. Such late charge is in addition to and not in lieu of other rights and remedies Lessor may have.

8.       INSURANCE

Lessee shall procure and continuously maintain and pay for (a) all risk physical damage insurance covering loss or damage to the Equipment for not less than the full replacement value thereof naming Lessor as Loss Payee and (b) bodily injury and property damage combined single limit liability insurance naming Lessor as Additional Insured, all in such amounts and against such risks and hazards as are set forth in the Request to Purchase, with insurance companies and pursuant to contract or policies and with deductibles thereon satisfactory to Lessor. All contracts and policies shall include provisions for the protection of Lessor notwithstanding any act or neglect of or breach or default by Lessee, shall provide that they may not be modified, terminated or cancelled unless Lessor is given at least ten (10) days' advance written notice thereof, and shall provide that the coverage is "primary coverage" for the protection of Lessee or Lessor notwithstanding any other coverage carried by Lessee or Lessor protecting against similar risks. Lessee shall promptly notify any appropriate insurer and Lessor of each and every occurrence which may become the basis of a claim or cause of action against the insureds and provide Lessor with all data pertinent to such occurrence. Lessee shall furnish Lessor with certificates of such insurance or copies of policies upon request,





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and shall furnish Lessor with renewal certificates not less than ten (10) days prior to the renewal date. Proceeds of all insurance shall be payable first to Lessor to the extent of its liability or interest as the case may be.

9.       TAXES

Lessee shall pay or reimburse Lessor for the payment of all taxes, fees, assessments and other governmental charges of whatsoever kind or character and by whomsoever payable on or relating to any Item of Equipment or the sale, purchase, ownership, use, value, value added, possession, shipment, transportation, delivery or operation thereof or the exercise of any option, election or performance of any obligation by Lessee hereunder, which may accrue or be levied, assessed or imposed during the Term and any Renewal Term or which remain unpaid as of the date of surrender of such Item to Lessor, and all taxes of any kind imposed by any federal, state, local or foreign taxing authority against Lessor on or measured by any amount payable by Lessee hereunder, including, without limitation, all license and registration fees and all sales, use, value, ad valorem, personal property, excise, gross receipts, stamp or other taxes, imposts, duties and charges together with any penalties, fines or interest thereon, except taxes of Lessor on net income imposed by the United States or any state. Lessee shall reimburse Lessor for any payments made by Lessor which are the obligation of Lessee under the Lease, but Lessee shall not be obligated to pay any amount under this Section so long as it shall in good faith and by appropriate proceedings contest the validity or the amount thereof, unless such contest would adversely affect the title of Lessor to any Item of Equipment or would subject any Item to forfeiture or sale. Lessee shall indemnify Lessor on an after-tax basis against any loss, claim, demand and expense, including legal expense, resulting from such nonpayment or contest, and further agrees to indemnify Lessor against any and all taxes, assessments and other charges imposed upon Lessor under the laws of any federal, state, local or foreign government or taxing authority, as a result of any payment made by Lessee pursuant to this Section. Whenever this lease terminates as to any Item, Lessee will, on request, advance to Lessor the amount estimated by Lessor to equal personal property taxes on the Item which are not yet payable but for which Lessee will afterward become liable hereunder; Lessor will account to Lessee for such advances. On request of either Lessor or Lessee, the other will submit written evidence of all payments required of it under this section.


10.      MAINTENANCE, ETC.

         (a) Lessee at its expense at all times shall: (i) keep the Equipment in good and efficient working order, condition and repair, ordinary wear and tear excepted, and make all inspections and repairs, including replacement of worn parts, to effect the foregoing and to comply with requirements of laws, regulations, rules and provisions and conditions of insurance policies; and (ii) pay all costs, expenses, fees and charges incurred in connection with the use or operation of the Equipment and of each Item, including but not limited to repairs, maintenance, storage and servicing. Lessee shall not make any alterations, substitutions, improvements or additions to the Equipment or Items, except those required in order to comply with laws, regulations, rules and insurance policies, unless Lessor first shall have consented thereto in writing. Notwithstanding any consent by Lessor, Lessee shall pay all costs and expenses of the foregoing. All replacements, repairs, improvements, alterations, substitutions and additions shall constitute accessions to the Equipment and title thereto shall vest in Lessor.

         (b) Lessor hereby transfers and assigns to Lessee, for so long during the Term and any Renewal Term as Lessee is not in default, Lessor's right, title and interest in, under and to any assignable factory and dealer warranty, whether express or implied, with respect to the Equipment. All claims and actions upon any warranty shall be made and prosecuted by Lessee at its sole cost and expense. Lessor shall have no obligation to make or prosecute any claim upon or under a warranty. So long as Lessee shall not be in default, Lessor shall cooperate with Lessee with respect to a claim on a non-assignable warranty, at Lessee's expense. Lessee shall have proceeds of a warranty claim or recovery paid to Lessor. Lessor shall make such proceeds available for any repair, restoration or replacement to correct such warranted condition. Excess proceeds shall be used to reduce Lessee's Lease obligations.

11.      USE

So long as Lessee shall not be in default, Lessee shall be entitled to the possession, use and quiet enjoyment of the Equipment during the Term and any Renewal Term in accordance with the terms of the Lease. Unless a purchase option is exercised, Lessee shall deliver and surrender the Equipment to Lessor at the end of the Term or Renewal





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Term in accordance with paragraph 20, hereof.  Lessee warrants that the
Equipment will at all times be used and operated solely in the conduct of Lessee's business for the purpose for which it was designed and intended and under and in compliance with applicable laws and all lawful acts, rules, regulations and orders of any governmental bodies or officers having power to regulate or supervise the use of such property, except that Lessee may in good faith and by appropriate proceedings contest the application of any such rule, regulation or order in any reasonable manner that will not adversely affect the title of Lessor to any Equipment or subject the same to forfeiture or sale. Lessee will not permit its rights or interests hereunder to be subject to any lien, charge or encumbrance and will keep the Equipment free and clear of any and all liens, charges, encumbrances and adverse claims (except those arising from acts of Lessor).

12.      NET LEASE; LOSS AND DAMAGE

         (a) This is a net lease. Lessee assumes all risk of and shall indemnify Lessor against all damage to and loss of the Equipment from any cause whatsoever, whether or not such loss or damage is or could have been covered by insurance. Except as otherwise specifically provided herein, the Lease shall not terminate and there shall be no abatement, reduction, suspension or deferment of Interim or Periodic Rental for any reason, including damage to or loss of the Equipment or any one or more Items. Lessee promptly shall give Lessor written notice of any material loss or damage, describing completely and in detail the cause and the extent of loss and damage. At its option, Lessee shall (i) repair or restore the damaged or lost Items to good condition and working order; or (ii) replace the damaged or lost Items with similar equipment in good condition and working order; or (iii) pay Lessor in cash the Stipulated Loss Value of the damaged or lost Items. Upon Lessee's complying with the foregoing, Lessor shall pay or cause to be paid over to Lessee the net proceeds of insurance, if any, with respect to such damage or loss. "Damage" and "loss" shall include damages and losses of any kind whatsoever including, without limitation, physical damage and partial or complete destruction, including intentionally caused damage and destruction, and theft.

         (b) If Lessee pays Lessor the Stipulated Loss Value for an Item, then the Lease shall terminate with respect to that Item, that Item shall no longer be deemed part of the Equipment and Lessee shall be entitled to retain the Item. However, it is understood that Lessor makes no representation or warranty with respect to the Item, and further that Lessor shall have no obligation to pay any tax with respect thereto. In the event that Lessee pays Lessor the Stipulated Loss Value for an Item, no further Interim Rental shall be payable with respect to the Item, and Periodic Rental for the remainder of the Term shall be reduced by multiplying the Cost of that Item by the Periodic Rental Rate by the number of months then remaining in the Basic Term.

13.      STIPULATED LOSS VALUE

The Stipulated Loss Value of an Item shall be a sum computed by Lessor, which shall not exceed the amount determined by multiplying the Cost of the Item by the Stipulated Loss Factor as set forth in the Request to Purchase for the Lease Year during which the loss of the Item occurs. Stipulated Loss Value is based on the recovery period specified in the Request to Purchase.

14.      OWNERSHIP AND MARKING

Lessee has not and by execution and performance hereof will not have or obtain any title to the Equipment or any other interest therein except as Lessee hereunder and subject to all the terms hereof. Title to the Equipment shall at all times remain in Lessor and Lessee at its expense shall protect and defend the title of Lessor and keep it free of all claims and liens other than the rights of Lessee hereunder and claims and liens created by or arising through Lessor. Lessee will treat this transaction as a lease for tax purposes and will not claim any credit or deduction inconsistent with Lessor's ownership of the Equipment. On or before the delivery thereof, Lessee will cause each Item of Equipment (to the extent practicable and, to the extent not practicable, then each major component) to be plainly, permanently and conspicuously marked by stenciling or by a metal tag or plate or decal affixed thereto with the following legend:

         PROPERTY OF AND LEASED FROM METLIFE CAPITAL, LIMITED PARTNERSHIP 10900 N.E. 4TH, SUITE 500 C-97550, BELLEVUE, WASHINGTON 98009





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Lessee shall replace any such marking which may be removed or destroyed or become illegible and keep the Equipment free from any markings or labelings which might be interpreted as a claim of ownership thereof by Lessee or any other person except Lessor or its assigns.

15.      LESSEE'S INDEMNITIES

         (a) GENERAL INDEMNITIES. Lessee will defend, indemnify and hold harmless Lessor from and against any claim, cause of action, damage, liability, cost or expense (including but not limited to legal fees and costs) which may be asserted against or incurred in any manner by or for the account of Lessor or Lessee (i) relating to the Equipment or any part thereof, including without limitation the manufacture, construction, purchase, delivery, acceptance or rejection, installation, ownership, sale, leasing, removal or return of the Equipment, or as a result of the use, maintenance, repair, replacement, operation or the condition thereof (whether defects are latent or discoverable); (ii) by reason or as a result of any act or omission of Lessee for itself; (iii) as a result of claims for patent, trademark or copyright infringement; or (iv) as a result of product liability claims or claims for strict liability.

         (b) FEDERAL TAX INDEMNITIES. If Lessor shall lose the right to claim, suffer a disallowance of or be required to recapture all or any portion of (i) the accelerated cost recovery deductions pursuant to Code Section 168 with respect to the Total Cost for property with recovery period(s) referred to in the Request to Purchase, then, unless such result is due to Lessor's act or omission (other than its exercise of remedies after default) or to a loss for which Lessee pays the Stipulated Loss Value of the affected Equipment, Lessee shall pay to Lessor on demand a sum equal to the amount of deductions or credits lost by Lessor as a result of such event, plus the amount of any interest, penalties and additions to tax payable by Lessor as a result of such event. The amount of lost deductions and credits to be paid by Lessee pursuant to this Section shall be computed by Lessor so as to cause Lessor's after-tax rate of return on investment and after-tax cash flows in respect of the Lease to equal that which would have been realized by Lessor if such event had not occurred, but without regard to whether Lessor has or would have had taxable income sufficient to use the lost deductions or credits.

         (c) Lessee shall indemnify Lessor against any and all taxes, assessments and other charges imposed upon Lessor under the laws of any federal, state, local or foreign government or taxing authority, as a result of any payment made by Lessee pursuant to this Section 15.

16.      PURCHASE AND RENEWAL OPTIONS

         (a) PURCHASE OPTION. Lessee may purchase all, but not less than all of the Equipment on the last day of the Term or any Renewal Term (the "Option Date"), for cash, at the Equipment's then Fair Market Value, provided Lessee is not then in breach or default and that Lessee gives Lessor written notice of election to purchase at least sixty (60) days prior to the Option Date. Upon payment of the purchase price and all Rentals and other sums owing or to become owing to and including the Option Date, Lessor shall transfer to Lessee all of Lessor's right, title and interest in the Equipment, in its then condition, without any representation or warranty other than the warranty that the Equipment is not subject to any liens resulting from acts of Lessor. For purposes of this Lease, the term "Fair Market Value" shall be an amount agreed upon by Lessor and Lessee or if such parties are unable to agree prior to the Option Date, such value shall be determined by an appraiser chosen by mutual agreement. Lessee shall pay the fees and expenses of the appraiser.

         (b) RENEWAL OPTION. At the end of the Term or of a Renewal Term (the "Option Date"), provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into an event of default, Lessee may renew the lease for such additional period of time (the "Renewal Term") as may be agreed upon by Lessor and Lessee, by giving Lessor written notice of election to renew at least sixty (60) days before the Option Date. If Lessor and Lessee do not otherwise agree on the length of the Renewal Term, it shall be for a period of twelve (12) calendar months. The rental for the Renewal Term shall be the Equipment's fair market rental value as of the first day of the Renewal Term. If by the Option Date the parties do not agree as to the rental, the fair market rental value shall be determined by an independent appraiser selected by mutual agreement. Lessee shall pay rental installments based on Lessor's estimate of fair market rental value until the issue is resolved, at which time appropriate additional payments or credits shall be made or given. Lessee shall pay the fees and expenses of the appraiser. All provisions of the Lease shall continue in full force and effect during a Renewal Term except for the amount of the rental.





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17.      LESSOR MAY PERFORM

If Lessee at any time shall fail to pay to any person any sum which Lessee is required by the Lease to pay or shall fail to do or perform any other thing Lessee is required by the Lease to do or perform, Lessor at its option may pay such sum or do or perform such thing, and Lessee shall reimburse Lessor on demand for the amount of such payment and for the cost and expense which may be incurred by Lessor for such acts or performance, together with interest thereon at the Default Rate from the date of demand until paid.

18.      DEFAULT

         (a) EVENTS OF DEFAULT. Each of the following shall constitute an event of default: (i) failure to perform and comply with the provisions and conditions of Section 8 hereof or to pay any sum, including installments of rental, on the date when due; (ii) failure to perform and comply with any other provision or condition of the Lease within thirty (30) days after Lessor shall have given Lessee written notice of default with respect thereto, or failure to make good, within thirty (30) days after written notice by Lessor to Lessee, any representation or warranty, whether made in the Lease or in any certificate, agreement, instrument or statement, including income and financial statements, which shall prove to have been incorrect in any material respect when made; (iii) any event of default occurs with respect to any obligations of Lessee to Lessor on or with respect to any transactions, debts, undertakings or agreements other than the Lease; (iv) the failure of Lessee generally to pay debts as they become due in the ordinary course of business or the filing of any application for the appointment of a receiver for a major part of Lessee's assets or the filing of any petition or application by or against Lessee under any present or future laws for the relief of debtors or for the subjection of the property of a debtor to the control of any court, tribunal or agency for the benefit of creditors, including proceedings under the Bankruptcy Code, if the proceeding commenced by such filing shall not be dismissed within sixty
(60) days from the date of filing; (v) the execution by Lessee of a general assignment for the benefit of creditors; (vi) the merger, consolidation, reorganization, conversion to a Subchapter "S" status or dissolution of a corporate or partnership Lessee, which has a materially adverse effect upon Lessor's position under the Lease.

         (b) EFFECT ON REQUEST TO PURCHASE. Upon the occurrence of an Event of Default, Lessor shall have no further obligation to Lessee to purchase Equipment or Items or to lease any thereof to Lessee.

         (c) REMEDIES. (i) Upon the occurrence of an event of default as provided above, Lessor may at its option (1) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof; or (2) by notice in writing to the Lessee terminate Lessee's right of possession of the Equipment, whereupon all rights of the Lessee to use the Equipment shall absolutely cease and terminate, but Lessee shall remain liable as herein provided. Upon such a termination, Lessee at its expense shall redeliver the Equipment to Lessor. If Lessee shall fail to do so, Lessor may retake possession of the Equipment by entering upon any premises at any reasonable time and thereafter Lessor may hold, possess, sell, upgrade, lease to others or enjoy the same, free from any right of Lessee, or its successors or assigns. If Lessor is required to retake possession, Lessee upon demand shall reimburse Lessor for all costs and expenses relating thereto. Notwithstanding such redelivery or retaking Lessor shall have a right to recover from Lessee any and all amounts which under the terms of the Lease may be then due or which may have accrued to the date of such termination, and also to recover forthwith from the Lessee its damages for loss of a bargain and not as a penalty, an amount equal to the higher of Fair Market Value or the Stipulated Loss Value of the Equipment as of the rent payment date on or next preceding the date of default, less: (1) the amount Lessor in fact receives from the sale of the Equipment, after deduction of all estimated expenses of such sale (Equipment which Lessor is unable to recover shall at Lessor's option be deemed worthless.) or, (2) at Lessor's election, the present value of the non-cancellable regularly scheduled rentals receivable from a subsequent lease of all or part of the Equipment entered into by Lessor (discounted at the Default Rate), and taking into account only the rentals receivable from the commencement date of such subsequent lease until the end of the Lease Term specified in the Request to Purchase for such Equipment. In addition, Lessee shall be liable to Lessor for all costs and expenses incurred by Lessor by reason of Lessee's breach or default. In addition to the foregoing, the Lessee shall be liable for interest on any of the above referenced amounts from and after the due date at the Default Rate, or the legal limit, whichever is smaller. (ii) "Lessor's costs and expenses incurred by reason of Lessee's breach or default" shall include, without limitation, costs and expenses of receiving or retaking possession of the Equipment, storing, holding, transporting, insuring, caring for, servicing, maintaining and renting the Equipment or Items and collecting rents and professional fees and expenses with respect to or incurred by reason of the breach or default, including legal fees and expenses for advice and legal services in any actions or proceedings which Lessor may commence or in which Lessor may appear or participate to exercise or enforce any rights or remedies or to protect or preserve any rights or interests, and in all reviews of and appeals from any such actions or proceedings. (iii) The "Default Rate" of interest shall be a rate per annum computed monthly which shall be five (5) percentage points above the prime rate, but not greater than the maximum rate, if any, limited by applicable law.

19.      RIGHTS CUMULATIVE

Unless otherwise expressly provided herein, all rights and remedies of Lessor are concurrent and cumulative. The exercise or partial exercise of any remedy shall not restrict Lessor from further exercise of that remedy or any other remedy.

20.      SURRENDER

At any time that Lessee is required to deliver the Equipment to Lessor, Lessee shall immediately cease using the Equipment and at Lessee's expense shall redeliver and surrender the Equipment to Lessor in good order, condition and repair, ordinary wear and tear excepted, securely crated and safely packed, at a place to be designated by Lessor in the State where the Equipment by the terms of the Request to Purchase is required to be kept, and, if Lessor so specifies, loaded FOB a common or contract carrier designated by Lessor.

21.      HOLDOVER

If Lessee shall not immediately redeliver and surrender any Item of Equipment to Lessor when required by the terms hereof, Lessee shall pay Lessor, at such time or times as Lessor may demand, a sum equal to a one-month installment of Periodic Rental for each calendar month or fraction of a month during which such failure to redeliver and surrender continues.

22.      INSPECTION; REPORTS

Lessor, its agents and employees shall have the right to enter upon any premises where the Equipment or Items are then located to inspect and examine the same during normal business hours and at any other times if Lessor reasonably believes any Items or Lessor's rights are in jeopardy of damage or loss. So long as Lessee's not in default, Lessor shall give Lessee not less than twenty-four (24) hours notice of such inspection. Lessee shall immediately give Lessor written notice of any damage to or loss of the Equipment or any Items from any cause, including without limitation damage or loss caused by accident, the elements, intentional acts and theft. Such notice shall set forth an itemization of the affected Items and a detailed account of the event, including names of any injured persons and a description of any damaged property arising from any such event or from any use or operation of the Equipment or any Items. All rights granted to Lessor herein are for the benefit of Lessor and shall not be construed to impose any obligation on Lessor, whether or not Lessor makes any inspections or receives any reports.

23.      FINANCIAL AND OTHER DATA

During the Term and any Renewal Term, Lessee: (a) shall furnish Lessor annual balance sheets and profit and loss statements of Lessee and any guarantor of Lessee's obligations accompanied, at Lessor's request, by the audit report of an independent certified public accountant acceptable to Lessor; and (b) at Lessor's request, shall furnish Lessor all other financial information and reports reasonably requested by Lessor at any time, including quarterly or other interim balance sheets and profit and loss statements of Lessee and any such guarantor. Lessee shall furnish such other information as Lessor may reasonably request at any times concerning Lessee and its affairs.

24.      WARRANTY OF INFORMATION

Lessee warrants that all information furnished and to be furnished to Lessor is accurate and that all financial statements it has furnished and hereafter may furnish Lessor, including operating statements and statements of condition, are and will be prepared in accordance with generally accepted accounting principles, consistently applied, and reasonably reflect and will reflect, as of their respective dates, results of the operations and the financial condition of Lessee and any other entity they purport to cover.

25.      NON-WAIVER

Neither the acceptance by Lessor of any payment or any other performance, nor any act or failure of Lessor to act or to exercise any rights, remedies or options in any one or more instances shall constitute a waiver of any such right, remedy or option or of any other then existing or thereafter accruing right, remedy or option, or of any breach of default then existing or thereafter occurring. No purported waiver by Lessor of any right, remedy, option, breach or default shall be binding unless in writing and signed by an officer of Lessor. A written waiver by Lessor of any right, remedy, option, breach or default shall not constitute a waiver or any other then existing or thereafter accruing right, remedy or option or of any other then existing or thereafter occurring breach or default.

26.      NOTICES; PAYMENTS

         (a) A written notice may be given: (i) by delivering the same to a corporate officer of the party to whom it is directed (the "Addressee"), or to a general partner if the Addressee is a partnership, or to the owner if the Addressee is a sole proprietorship; or (ii) by mailing the notice to the Addressee by first class mail, registered or certified, with postage prepaid, addressed to the Addressee at the address following its name in the opening paragraph of the Request to Purchase or to such other address as Addressee may specify by notice in writing given in accordance with this Section. A notice so mailed shall be deemed given on the third business day following the date of mailing. A "business day" shall be any day that is not a Saturday or Sunday or legal holiday.

         (b) The Lessee shall make all payments to Lessor at the place where the notice is to be mailed to Lessor pursuant to subparagraph (a). Payments are deemed paid when received by Lessor.

27.      ASSIGNMENT

         (a) Lessee shall not assign the Lease or any rights in or to the Equipment or Items. Any attempted assignment shall be of no effect, unless Lessor first shall have consented thereto in writing. Lessor's consent to an assignment in any one or more instances shall not impose any obligation upon Lessor to consent to any other or further assignments. Lessor's consent to an assignment shall not release Lessee from any obligations with respect to the Lease unless expressly so stated in the written consent.

         (b) All rights of Lessor hereunder may be assigned, pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part, without notice to Lessee but subject always to the rights of Lessee under this Lease. If Lessee is given notice of any such assignment, Lessee shall acknowledge receipt thereof in writing. In the event that Lessor assigns this Lease or the rent due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach of default by Lessor hereunder or pursuant to any other agreement between Lessor and Lessee, should there be one, shall excuse performance by Lessee of any provision hereof, it being understood that in no event of such default or breach by Lessor that Lessee shall pursue any rights on account thereof solely against Lessor. No such assignee shall be obligated to perform any duty, covenant or condition requested to be performed by Lessor under the terms of this Lease.

28.      SURVIVAL

The representations warranties, indemnities and agreements of Lessee, and Lessee's obligations under any and all provisions of the Lease, shall survive the expiration or other termination of the Lease, shall be binding upon its successors and assigns and are expressly made for the benefit of and shall be enforceable by Lessor and its successors and assigns.

29.      MISCELLANEOUS

         (a) The term "Lessor" shall mean the Lessor named herein and its successors and assigns.
         (b) Whenever the context so requires, any pronoun gender includes all other genders, and the singular includes the plural. If more than one person constitute Lessee, whether as a partnership or otherwise, all such persons are and shall be jointly and severally liable for all agreements, undertakings and obligations of Lessee.

         (c) All captions and section, paragraph and other divisions and subdivisions are for convenience of reference only and shall not affect the construction, interpretation or meaning of the agreement or Lease or of any of the provisions thereof.

         (d) This Lease shall be governed by and construed according to the law of the State of Washington.

         (e)     This Lease shall be binding upon and, except as limited in
Section 27 hereof, shall inure to the benefit of Lessor and Lessee and their respective successors and assigns.

         (f) This lease cannot be cancelled or terminated except as expressly provided herein.

         (g) Wherever Lessor's consent is required hereunder, such consent will not be unreasonably withheld.

         (h) Lessee's obligation to pay or reimburse Lessor for expenses as provided hereunder shall be limited to reasonable expenses.

30.      LESSOR'S DISCLAIMER

Lessee acknowledges and agrees that it has selected both the Equipment of the type and quantity which is the subject of this Lease and the supplier from whom Lessor purchased the Equipment. LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE DESIGN, COMPLIANCE WITH SPECIFICATIONS, CONDITION, QUALITY, WORKMANSHIP, OR THE SUITABILITY, ADEQUACY, OPERATION, USE OR PERFORMANCE OF THE EQUIPMENT OR AS TO ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. ANY DELAY IN DELIVERY SHALL NOT AFFECT THE VALIDITY OF THIS LEASE. The Lessee understands and agrees that neither the supplier nor any salesman or any agent of the supplier is an agent of Lessor. No salesman or agent of supplier is authorized to waive or alter any term or condition of this Lease, and no representation as to the Equipment or any other matter by the supplier shall in any way affect Lessee's duty to pay the rent and perform its obligations as set forth in this Lease. Lessor shall not be liable to Lessee for any incidental, consequential, or indirect damages or for any act, neglect, omission, breach or default by any third party.

31.      NO AFFILIATION WITH SUPPLIERS

Lessee warrants that neither it nor any of its officers, directors (if a corporation) or partners (if a partnership) has, directly or indirectly, a substantial financial interest in the manufacturer or supplier of any Equipment except as previously disclosed in writing to Lessor.

32.      ENTIRE AGREEMENT.

This Lease and any Requests to Purchase hereto shall constitute the entire agreement between the parties and shall not be altered or amended except by an agreement in writing signed by the parties hereto or their successors or assigns.

IN WITNESS WHEREOF Lessor and Lessee have signed this agreement as of the day and year first hereinabove written.

LESSOR:                                    LESSEE:

METLIFE CAPITAL,                           SEITEL GEOPHYSICAL, INC.
Limited Partnership                        dba Eagle Geophysical

By METLIFE CAPITAL CORPORATION,            By:  /s/ [illegible signature]
         General Partner
                                           Its:  President
By:___________________________________

         Its:  Vice President

                                ADDENDUM NO. ONE

Addendum No. One to that certain Master Equipment Lease Agreement ("Lease") dated May 20, 1994 by and between MetLife Capital, Limited Partnership ("Lessor") and Seitel Geophysical, Inc. DBA Eagle Geophysical ("Lessee").

Whereas, the parties desire to enter into the Lease provided that this Addendum No. One is executed contemporaneously therewith;

NOW THEREFORE, it is agreed as follows:

Section 2(c) is amended to include the following at the end of the paragraph:

         Notwithstanding anything to contrary herein, Lessee shall not be responsible for any sums expended or costs and expenses incurred by Lessor that were not pre-approved in writing by Lessee.

Section 10(b) is amended to include the following at the end of the paragraph:

         Notwithstanding the foregoing, Lessor shall only be entitled to the proceeds of a warranty claim or recovery to the extent such proceeds reflect cost of repair, restoration or replacement of Equipment, and Lessee shall retain any proceeds for other costs or damages, including, without limitations, consequential damages and attorneys' fees.

Section 15(a) is amended to include the following at the end of the paragraph:

         Notwithstanding the above, Lessee shall not be required or obligated to indemnify Lessor for claims arising solely from the gross negligence or willful misconduct of Lessor.

Section 15 is amended to include the following additional section:

         (d) This Lease assumes that the provisions of the Internal Revenue Code of 1986 (as enacted October 22, 1986) govern this transaction. In the event a material adverse change in tax law, including but not limited to technical corrections, modifications or official interpretations of the Tax Reform Act of 1986, occurs prior to the Closing Date, then the rental factor shall be adjusted to preserve the Lessor's after-tax economics.

Section 18(a)(ii) is amended to include the following:

         The word "written" shall be inserted after the phrase fin the Lease or in any" and before the phrase "certificate, agreement, instrument or statement".

Section 23(a) is deleted and replaced with the following:

         (a) shall furnish Lessor annual balance sheets and profit and loss statements of Lessee. Additionally, Lessee shall furnish Lessor annual balance sheets and profit and loss statements of the guarantor of Lessee's obligations, Seitel, Inc. accompanied at Lessor's request by the audit report of such guarantor's independent certified public accountant, Arthur Anderson & Company, or other such independent certified public accountant reasonably acceptable to Lessor.

IN WITNESS WHEREOF, parties have executed this Addendum No. One this 20th day of May 1994.

LESSOR:                                          LESSEE:

MetLife Capital, Limited Partnership             Seitel Geophysical, Inc.
                                                 DBA Eagle Geophysical


By:  /s/ [illegible signature]                   By:  /s/ [illegible signature]
Its:  Sr. Vice President                         Its:  President

                                                 By:
                                                 Its:

                               Amendment No. One

Amendment No. One to that certain Master Equipment Lease Agreement dated May 20, 1994, ("Agreement") by and between MetLife Capital, Limited Partnership as Lessor and Seitel Geophysical, Inc. dba Eagle Geophysical as Lessee.

                              W I T N E S S E T H:

WHEREAS, the parties desire to enter into the Agreement provided that this Amendment No. One is executed contemporaneously therewith;

NOW THEREFORE, it is agreed as follows:

With respect to this Master Equipment Lease Agreement, the representation and warranty of Lessee set forth in Paragraph 3(b)(ii) of the Master Equipment Lease Agreement is hereby amended and restated in its entirety to read as follows:

         3(b)(ii) Lessee will provide Lessor with an accurate list of all states in which Equipment is located and shall promptly update this list to reflect any changes or additions. Provided that Lessor (i) has properly filed all UCC-1's and/or similar documents that are required pursuant to the law of the applicable jurisdiction as set forth on the list provided by Lessee, and (ii) has filed or will file any and all required continuation statements and/or similar documents required by the laws of the applicable jurisdiction, the security interest granted to Lessor hereunder will be perfected in accordance with the requirements of all states in which any item of the Equipment is located. Lessee hereby notified Lessor that Equipment is or may be located in the states set forth on Exhibit "A" which is attached hereto and incorporated as a part hereof by this reference.

         3(b)(iii)        Location of Equipment. Lessee will keep the Equipment
                          located in the states set forth on Exhibit "A" as such list may be updated from time to time in accordance with Paragraph 3(b)(ii) above.

         3(b)(iv) Condition of Leasing Related to Location of Equipment. Lessee shall have executed and delivered to Lessor the Master Equipment Lease Agreement No. One describing the Equipment, and the location of such Equipment shall be the states set forth on Exhibit "A" thereto as such list may be updated from time to time in accordance with Paragraph 3(b)(ii) above.

         3(b)(v) Upon the occurrence of an Event of Default under the Master Equipment Lease Agreement, Lessee shall immediately upon Lessor's request provide Lessor with a current listing of the specific location of each item of Equipment.

IN WITNESS WHEREOF, the parties have executed this Amendment No. One this 20th day of May, 1994.

LESSOR:                                 LESSEE:

METLIFE CAPITAL, LIMITED                SEITEL GEOPHYSICAL, INC.
PARTNERSHIP                             DBA EAGLE GEOPHYSICAL
By:  MetLife Capital Corporation,
     General Partner


By:  /s/ [illegible signature]          By:  /s/ [illegible signature]
Its: Sr. Vice President                 Its: President

                                        By:
                                            ----------------------------------
                                        Its:
                                             ---------------------------------

                                  Exhibit "A"

This Exhibit "A" is attached to and made part of that Amendment No. One to that certain Master Equipment Lease Agreement dated May 20, 1994 by and between MetLife Capital, Limited Partnership as Lessor and Seitel Geophysical, Inc. dba Eagle Geophysical as Lessee.

------------------------------------------------------------------------------------------------------------------
  Description                                                            Location          Estimated Cost
------------------------------------------------------------------------------------------------------------------
  Copiers                                                                                             $4,200.00
------------------------------------------------------------------------------------------------------------------
                                                                                                     $36,500.00
------------------------------------------------------------------------------------------------------------------
  1994 Polaris Big Boss 6x6 400L ATV (Qty:3)
------------------------------------------------------------------------------------------------------------------
  1993 Polaris Big Boss 6x6 350 ATV (Qty:1)
------------------------------------------------------------------------------------------------------------------
  1994 Polaris 4x4 400L ATV (Qty:2)
------------------------------------------------------------------------------------------------------------------
  1994 Circle M 16 ft flatbed trailer for use w/ATV's (Qty:3)                                         $3,800.00
------------------------------------------------------------------------------------------------------------------
  Freight, parts & accessories
------------------------------------------------------------------------------------------------------------------
          Total Quotation dated 2/1/94
------------------------------------------------------------------------------------------------------------------
  TM51-35/T-100 galvanized dual axle trailer with 100' heavy duty                                    $13,000.00
  aluminum crankup tower (100 ft fixed base antenna mast w/cables)
------------------------------------------------------------------------------------------------------------------
  One Opseis Eagle recording system 1300 ch complete                                              $3,878,292.00
------------------------------------------------------------------------------------------------------------------
  750 two-group marsh phone cables                                                                  $346,850.00
------------------------------------------------------------------------------------------------------------------
  750 two-group land phone cables                                                                   $276,700.00
------------------------------------------------------------------------------------------------------------------
  One Mark Products MGA geophone analyzer                                                            $11,000.00
------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                                           $4,570,342.00
------------------------------------------------------------------------------------------------------------------

                               Amendment No. Two

Amendment No. Two to that certain Master Equipment Lease Agreement dated May 20, 1994, ("Agreement") by and between MetLife Capital, Limited Partnership as Lessor and Seitel Geophysical, Inc. dba Eagle Geophysical as Lessee.
WITNESSETH:

WHEREAS, the parties entered into the Agreement as aforesaid; and

WHEREAS, the parties now desire to amend the Agreement in certain respects;

NOW, THEREFORE, it is agreed as follows:

Exhibit "A" is deleted in its entirety and replaced with the following:

Description                                                 Location                 Cost
--------------------------------------------------------------------------------------------------
One Opseis Eagle Telemetry Seismic Data                     Hwy 59 South            $3,852,119.00
Acquisition System                                          Rosenberg, TX 77471

One Belarus Engine and One Newage                           same as above               $5,636.23
Generator

Two 1994 Polaris ATV's, Model W948140-                      same as above              $10,000.00
400, 4x4L

Two 1993 Polaris ATV's Model 938739 Big                     same as above              $11,892.50
Boss, 6x6

Two 1994 Polaris ATV's Model W948740 Big                    same as above              $12,292.50
Boss, 6x6

Helmets, Polaris Plugs, Brushguards, Bumpers                same as above               $1,169.64

Three 1994 Circle M. Utility Trailers                       same as above               $3,584.16

(750) Cable strings, MJC 20DX 10-395 Land                   same as above             $229,500.00
70%

(750) Cable strings, MJC 20DX 10-395 1K                     same as above             $358,500.00
Marsh

(750) Geophone Connector Assembly                           same as above              $28,585.00

One MGA with hardware, Geophone Analyzer                    same as above              $11,366.25
Test Equipment

(1500) Cable, SNGL 20DX 10-395 1 K 901                      same as above              $48,009.60
Single Marsh Drop with geophones

(141,486) SVL 2-225CB-310/F Gel Cable                       same as above             $134,203.83

(100) 610' Single Drop Cables                               same as above

(150) Cables SCL 4-50-250-F 610' w/molded                   same as above
pigtail at 210'

(100) 610' cables SCL 4-50-250/F Gel Wire                   same as above
w/molded pigtail at 210' ~A" end

(100) cables SCL4-50-250-F Gelled Wire                      same as above
610'w/molded pigtails

(150) cables SCL4-50-250-F Gelled Wire                      same as above
610' w/drop pigtail at 210'

(150) cables SCL 4-50-250 Gelled Wire 61                    same as above
w/pigtail drops at 210'

(250) Cable, SNGL MP24L3 1.82K 1 MTR                        same as above              $73,908.05

One IFR/A7550 Spectrum Analyzer                             107 Corne Road              $8,394.35
                                                            Broussard, LA 70518

(1500) RM2F/PCR Pigtail Cables, 20' BC8222                  same as above              $54,071.19

(742) CA-2001 Interconnect CBL, 610' BC-                    same as above             $157,820.60
1009, w/RM2M/PCR, CFM Eagle Conn.

(40) Wireline Opseis Cable Gel Filled at 10020'             same as above              $17,929.52
w/LTI Connectors

(40) Terminators Cables Gel-Filled at 9" w/L TI             same as above
Connectors

(80) B1167 LTI Female connectors                            same as above

(80) B1143 LTI Male Connectors                              same as above

TOTAL                                                                               $5,018,982.42

IN WITNESS WHEREOF, the parties have executed this Amendment No. Two this 16th day of September, 1994.

LESSOR:                                      LESSEE:

METLIFE CAPITAL, LIMITED                     SEITEL GEOPHYSICAL, INC.
PARTNERSHIP                                  DBA EAGLE GEOPHYSICAL

By: MetLife Capital Corporation,
    General Partner

By:  /s/ [illegible signature]               /s/ [illegible signature]
Its: Senior Vice President                   Its: President

                      REQUEST TO PURCHASE ADDENDUM NO. One

         THIS ADDENDUM is entered into the 20th day of May, 1994 between MetLife Capital, Limited Partnership ("Lessor") whose mailing address is C-97550, Bellevue, Washington 98009 and Seitel Geophysical, Inc. DBA Eagle Geophysical. ("Lessee") whose address is 50 Briar Hollow Lane West, 7th Floor, Houston, Texas 77027.

         Lessee has requested that Lessor purchase the following items of personal property (individually, an "Item" and, collectively, the "Equipment") for the prices and for delivery as follows:

---------------------------------------------------------------------------------------------------
Name and Address                   Complete Description of Equipment
of Supplier         Quantity                                                         Price
---------------------------------------------------------------------------------------------------
                                   (New unless otherwise specified) See
                                   Attached Schedule, [  ] check if applicable

To be determined
                                   New Opseis Eagle recording system and
                                   ancillary equipment.




                                   ----------------------------------------------------------------
                                                                   TOTAL PRICE        $4,275,392.00
                                   ----------------------------------------------------------------
                                                                   FED. EXCISE TAX    $
                                   ----------------------------------------------------------------
                                                                   TRANSPORTATION     $
                                   ----------------------------------------------------------------
                                                                   OTHER              $
---------------------------------------------------------------------------------------------------



Date                              Delivery instructions to be                               TOTAL COST: $4,275,392.00
Delivery                          as specified by Lessee
Expected: to be determined        to Supplier
---------------------------       -----------------------------------------------------------------------------------
                 Street                    City                     County           State

SHIP TO
LESSEE AT:  50 Briar Hollow Lane West, 7th Floor Houston, Harris County Texas

Lessee and Lessor AGREE that subject to the conditions and agreements herein and in the Master Lease referred to below (i) Lessor shall so purchase the Equipment, (ii) Lessor shall lease the Equipment to Lessee, and (iii) Lessee shall lease the Equipment from Lessor and perform and comply with the provisions of this Agreement.

Certain Definitions and Stipulations:
         Purchase Cut-Off Date: December 31, 1994
         Particular Lease Terms:
            Length of Basic Term: Sixty (60) months
            Interim Rental Rate:  Daily rental factor equivalent
            Periodic Rental Rate (for each installment) 1.79636% percent
            (%) of Lessor's Cost of the Equipment
            Payment Schedule:  monthly in advance
            Premises where Equipment will be kept: Lessee to provide locations periodically (see Amendment
                                                   No. One to Master Lease)

            Lessee warrants and represents that the Equipment is Five (5) year MACRS property.
            The rental factor will be converted to a simple interest equivalent rate that is then increased or decreased 1% for each 1% (or pro rata for any fraction of 1 %) change in the average yield of 3 year U.S. Treasury Notes (as published in Federal Reserve Statistical Release H.15 [5191]) from the complete one week period immediately preceding the date of this proposal and the complete one week period immediately preceding date of lease closing. The average yield for the week prior to the proposal was 4.43%

Insurance Required:
         Liability. Not less than $1,000,000.00 Combined Single Limit Liability insurance, including bodily injury and death and property damage, naming Lessor as additional insured.
         Physical Damage. Not less than $4,278,792.00 All risk physical damage insurance, including loss by burglary, theft, and malicious mischief, for full replacement value of the equipment, naming Lessor as loss payee.
         Other: N/A

Stipulated Loss Factors:
                 First Year    102.53604%
                 Second Year    87.43912%
                 Third Year     70.87822%
                 Fourth Year    53.06907%
                 Fifth Year     34.06900%

 *A "Lease Year" is a twelve-month period beginning on the Closing Date or on any anniversary thereof.

Master Lease:         Lessor and Lessee are entering into or have entered into a
Master Equipment Lease Agreement ("Master Lease") dated May 20, 1994. All of the terms, conditions, agreements and provisions of the Master Lease are incorporated herein by finis reference and constitute a part of this Addendum. If there shall be any conflict between any provision of the Master Lease and a provision of this Addendum, the provision of the Addendum shall govern.

Lessor's Disclaimer: Lessee acknowledges and agrees that it has selected both the Equipment of the type and quantity which is the subject of this Addendum and the supplier from whom Lessor purchased the Equipment. LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE DESIGN, COMPLIANCE WITH SPECIFICATIONS, CONDITION, QUALITY, WORKMANSHIP, OR THE SUITABILITY, ADEQUACY, OPERATION, USE OR PERFORMANCE OF THE EQUIPMENT OR AS TO ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. ANY DELAY IN DELIVERY SHALL NOT AFFECT THE VALIDITY OF THE MASTER LEASE OR THIS ADDENDUM. The Lessee understands and agrees that neither the supplier nor any salesman nor any agent of the supplier is authorized to waive or alter any term or condition of the Master Lease or this Addendum, and no representation as to the Equipment or any other matter by the supplier shall in any way affect Lessee's duty to pay the rent and perform its obligations as set forth in the Master Lease or this Addendum. Lessor shall not be liable to Lessee for incidental, consequential, or indirect damages or for any act, neglect omission, breach or default by any third party.

LESSOR:                                   LESSEE:

METLIFE CAPITAL, LIMITED PARTNERSHIP      SEITEL GEOPHYSICAL, INC.
                                          DBA EAGLE GEOPHYSICAL
By: MetLife Capital Corporation,
    General Partner

By:  /s/ [illegible signature]            By:  /s/ [illegible signature]
Its: Sr. Vice President                   Its: President

                                          By:
                                          Its:

                               AMENDMENT NO. ONE

         AMENDMENT NO. ONE to that certain Master Equipment Lease Agreement ("Lease") dated May 20, 1994 and only with respect to Request to Purchase Addendum No. One by and between MetLife Capital, Limited Partnership ("Lessor") and Seitel Geophysical, Inc. DBA Eagle Geophysical ("Lessee").

                              W I T N E S S E T H

Section 16(a) Purchase Option is deleted in its entirety and replaced with the following:

         "Lessee may purchase all, but not less than all of the Equipment on the last day of the Term (the Option Date"), for cash, at the Equipment's then Fair Market Value or Ten percent (10%) of the original Equipment Cost, whichever is greater, provided Lessee is not then in breach or default and the Lessee gives Lessor written notice of election to purchase at least sixty (60) days prior to the Option Date. Upon payment of the purchase price and all rentals and other services owing or to become owing to and including the Option Date, Lessor shall transfer to Lessee all of Lessor's rights, title and interest in the Equipment, in its then condition, without any representation or warranty other than the warranty that the Equipment is not subject to any liens resulting from acts of Lessor. For purposes of this Lease, the term "Fair Market Value" shall be an amount agreed upon by Lessor and Lessee or if such parties are unable to agree prior to the Option Date, such value shall be determined by an appraiser chosen by mutual agreement. Lessee shall pay the fees and expenses of the appraiser. If Lessee elects not to purchase the Equipment on the last day of the Term then lessee shall exercise the renewal option as stated in paragraph 16(b). At the end of the initial renewal period stated in paragraph 16(b) or any subsequent renewal period Lessee may purchase all but not less than all of the Equipment for cash at the Equipment's then Fair Market Value provided Lessee is not then in breach or default and gives Lessor at least sixty (60) days prior written notice."

Section 1 6(b) Renewal Option is deleted in its entirety and replaced with the following:

         "At the end of the Term, provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into event of default and provided Lessee has not exercised the purchase option as stated above in paragraph 16(a), then Lessee shall exercise a renewal option with respect to all but not less than all the Equipment for a period of Twelve (12) months beginning with the expiration of the Term at a Periodic Rental Rate of .85095% per month. At the expiration of this initial Twelve (12) month renewal period, and provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into an event of default, and provided Lessee notifies Lessor of its election to renew, in writing at least sixty
         (60) days prior to the expiration of the initial Twelve (12) month period, Lessee shall have the right to renew the Lease with respect to all but not less than all of the Equipment on an annual basis for its then Fair Market Rental Value as determined below. If the parties shall not have agreed upon the rental for the renewal period prior to the commencement thereof, then the fair market value shall be determined by an independent appraiser selected by mutual agreement; Lessee shall pay rental installments based on Lessor's estimate of fair market rental value until the rental is determined by appraisal or otherwise, at which time appropriate additional payment or credits shall be made or given. Lessee shall pay the fees and expenses of the appraiser. All provisions of the Lease shall continue in full force and effect during the initial Twelve (N) month renewal period and any subsequent renewal term except for the amount of the rental during any subsequent renewal term."

IN WITNESS WHEREOF, the parties have executed this Amendment No. One this 20th day of May, 1994.

METLIFE CAPITAL, LIMITED PARTNERSHIP      Seitel Geophysical Inc. DBA Eagle
                                          Geophysical

By:  MetLife Capital Corporation          By:  /s/ [illegible signature]
Its: General Partner                      Its: President


By:  /s/ [illegible signature]            By:
                                             ----------------------------------
Its: Sr. Vice President                   Its:
                                              ---------------------------------

                               AMENDMENT NO. TWO

         Amendment No. TWO to that certain Request to Purchase Addendum No. One dated May 20, 1994 ("Agreement") by and between Seitel Geophysical, Inc. dba Eagle Geophysical as Lessee and MetLife Capital, Limited Partnership as Lessor.

                              W I T N E S S E T H:

         WHEREAS, the parties entered into the Agreement as aforesaid; and

         WHEREAS, the parties now desire to amend the Agreement in certain respects;

         NOW, THEREFORE, it is agreed as follows:


         The purchase price of the equipment is decreased to $3,852,119.00.

         The renewal period stated in Section 16(b) is reduced from twelve (12) months to eight (8) months.

         IN WITNESS WHEREOF, the parties have executed the Amendment No. TWO this 16th day of September, 1994.

LESSOR:                                 LESSEE:

METLIFE CAPITAL, LIMITED                SEITEL GEOPHYSICAL, INC.
PARTNERSHIP                             DBA EAGLE GEOPHYSICAL
By:  MetLife Capital Corporation,
     General Partner


By:  /s/ [illegible signature]          By:  /s/ [illegible signature]
Its: Senior Vice President              Its: President

                      REQUEST TO PURCHASE ADDENDUM NO. TWO

         THIS ADDENDUM is entered into the 20th day of May, 1994 between MetLife Capital, Limited Partnership ("Lessor") whose mailing address is C-97550, Bellevue, Washington 98009 and Seitel Geophysical, Inc. DBA Eagle Geophysical. ("Lessee") whose address is 50 Briar Hollow Lane West, 7th Floor, Houston, Texas 77027.

         Lessee has requested that Lessor purchase the following items of personal property (individually, an "Item" and, collectively, the "Equipment") for the prices and for delivery as follows:

---------------------------------------------------------------------------------------------------
  Name and Address                   Complete Description of Equipment
  of Supplier          Quantity                                                        Price
---------------------------------------------------------------------------------------------------
                                     (New unless otherwise specified) See
                                     Attached Schedule, [  ] check if applicable

  To be determined
                                     New All Terrain Vehicles, Cable Strings
                                     and attachments




                                     --------------------------------------------------------------
                                                                     TOTAL PRICE        $700,000.00
                                     --------------------------------------------------------------
                                                                     FED. EXCISE TAX    $
                                     --------------------------------------------------------------
                                                                     TRANSPORTATION     $
                                     --------------------------------------------------------------
                                                                     OTHER              $
---------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
Date                              Delivery instructions to be                              TOTAL COST: $4,275,392.00
Delivery                          as specified by Lessee
Expected: to be determined        to Supplier
--------------------------------------------------------------------------------------------------------------------
                 Street                    City                     County           State

SHIP TO
LESSEE AT: 50 Briar Hollow Lane West, 7th Floor Houston, Harris County Texas

Lessee and Lessor AGREE that subject to the conditions and agreements herein and in the Master Lease referred to below (i) Lessor shall so purchase the Equipment, (ii) Lessor shall lease the Equipment to Lessee, and (iii) Lessee shall lease the Equipment from Lessor and perform and comply with the provisions of this Agreement.

Certain Definitions and Stipulations:
         Purchase Cut-Off Date: December 31, 1994
         Particular Lease Terms:
            Length of Basic Term: Thirty Six (36) months
            Interim Rental Rate: Daily rental factor equivalent
            Periodic Rental Rate (for each installment) 2.81507% percent
            (%) of Lessor's Cost of the Equipment
            Payment Schedule: monthly in advance
            Premises where Equipment will be kept: Lessee to provide locations periodically (see Amendment
                                                   No. One to Master Lease)

            Lessee warrants and represents that the Equipment is Five (5) year MACRS property.
            The rental factor will be converted to a simple interest equivalent rate that is then increased or deceased 1% for each 1% (or pro rata for any fraction of 1%) change in the average yield of 3 year U.S. Treasury Notes (as published in Federal Reserve Statistical Release H.15 [5191) from the complete one week period immediately preceding the date of this proposal and the complete one week period immediately preceding date of lease closing. The average yield for the week prior to the proposal was 4.43

Insurance Required:
         Liability. Not less than $1,000,000.00 Combined Single Limit Liability insurance, including bodily injury and death and property damage, naming Lessor as additional insured.
         Physical Damage. Not less than $700,000.00 All risk physical damage insurance, including loss by burglary, theft, and malicious mischief, Or full replacement value of the equipment, naming Lessor as loss payee.
         Other: N/A

Stipulated Loss Factors:
         First Year              103.2069%
         Second Year              75.5369%
         Third Year              45.77257%

 *A "Lease Year" is a twelve-month period beginning on the Closing Date or on any anniversary thereof.

Master Lease:         Lessor and Lessee are entering into or have entered into a
Master Equipment Lease Agreement ("Master Lease") dated May 20, 1994. All of the terms, conditions, agreements and provisions of the Master Lease are incorporated herein Within reference and constitute a part of this Addendum.
If there shall be any conflict between any provision of the Master Lease and a provision of this Addendum, the provision of the Addendum shall govern.

Lessor's Disclaimer: Lessee acknowledges and agrees that it has selected both the Equipment of the type and quantity which is the subject of this Addendum and the supplier from whom Lessor purchased the Equipment LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE DESIGN, COMPLIANCE WITH SPECIFICATIONS, CONDITION, QUALITY, WORKMANSHIP, OR THE SUITABILITY, ADEQUACY, OPERATION, USE OR PERFORMANCE OF THE EQUIPMENT OR AS TO ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. ANY DELAY IN DELIVERY SHAWL NOT AFFECT THE VALIDITY OF THE MASTER LEASE OR THIS ADDENDUM. The Lessee understands and agrees that neither the supplier nor any salesman nor any agent of the supplier is authorized to waive or alter any term or condition of the Master Lease or this Addendum, and no representation as to the Equipment or any other matter by the supplier shall in any way affect Lessee's dud to pay Me rent and perform its obligations as set forth in the Master Lease or this Addendum. Lessor shall not be liable to Lessee for incidental, consequential, or indirect damages or for any act, neglect omission, breach or default by any third party.

LESSOR:                                   LESSEE:

METLIFE CAPITAL, LIMITED PARTNERSHIP      SEITEL GEOPHYSICAL, INC.
                                          DBA EAGLE GEOPHYSICAL
By: MetLife Capital Corporation,
General Partner

By:  /s/ [illegible signature]            By:  /s/ [illegible signature]
Its: Sr. Vice President                   Its: President

                                          By:
                                             ----------------------------------
                                          Its:
                                              ---------------------------------

                               AMENDMENT NO. ONE

         AMENDMENT NO. ONE to that certain Master Equipment Lease Agreement ("Lease") dated May 20, 1994 and only with respect to Request to Purchase Addendum No. Two by and between MetLife Capital, Limited Partnership ("Lessor") and Seitel Geophysical, Inc. DBA Eagle Geophysical ("Lessee").

                              W I T N E S S E T H

Section 16(a) Purchase Option is deleted in its entirety and replaced with the following:

         "Lessee may purchase all, but not less than all of the Equipment on the last day of the Term (the "Option Date"), for cash, at the Equipment's then Fair Market Value or Ten percent (10%) of the original Equipment Cost, whichever is greater, provided Lessee is not then in breach or default and the Lessee gives Lessor written notice of election to purchase at least sixty (60) days prior to the Option Date. Upon payment of the purchase price and all rentals and other services owing or to become owing to and including the Option Date, Lessor shall transfer to Lessee all of Lessor's rights, title and interest in the Equipment, in its then condition, without any representation or warranty other than the warranty that the Equipment is not subject to any liens resulting from acts of Lessor. For purposes of this Lease, the term "Fair Market Value" shall be an amount agreed upon by Lessor and Lessee or if such parties are unable to agree prior to the Option Date, such value shall be determined by an appraiser chosen by mutual agreement. Lessee shall pay the fees and expenses of the appraiser. If Lessee elects not to purchase the Equipment on the last day of the Term then lessee shall exercise the renewal option as stated in paragraph 16(b). At the end of the initial renewal period stated in paragraph 16(b) or any subsequent renewal period Lessee may purchase all but not less than all of the Equipment for cash at the Equipment's then Fair Market Value provided Lessee is not then in breach or default and gives Lessor at least sixty (60) days prior written notice."

Section 16(b) Renewal Option is deleted in its entirety and replaced with the following:

         "At the end of the Term, provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into event of default and provided Lessee has not exercised the purchase option as stated above in paragraph 16(a), then Lessee shall exercise a renewal option with respect to all but not less than all the Equipment for a period of Twelve (12) months beginning with the expiration of the Term at a Periodic Rental Rate of .88102% per month. At the expiration of this initial Twelve (12) month renewal period, and provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into an event of default, and provided Lessee notifies Lessor of its election to renew, in writing at least sixty
         (60) days prior to the expiration of the initial Twelve (12) month period, Lessee shall have the right to renew the Lease with respect to all but not less than all of the Equipment on an annual basis for its then Fair Market Rental Value as determined below. If the parties shall not have agreed upon the rental for the renewal period prior to the commencement thereof, then the fair market value shall be determined by an independent appraiser selected by mutual agreement; Lessee shall pay rental installments based on Lessor's estimate of fair market rental value until the rental is determined by appraisal or otherwise, at which time appropriate additional payment or credits shall be made or given. Lessee shall pay the fees and expenses of the appraiser. All provisions of the Lease shall continue in full force and effect during the initial Twelve (12) month renewal period and any subsequent renewal term except for the amount of the rental during any subsequent renewal term."

IN WITNESS WHEREOF, the parties have executed this Amendment No. One this 20th day of May, 1994.

METLIFE CAPITAL, LIMITED PARTNERSHIP      Seitel Geophysical Inc. DBA Eagle
                                          Geophysical

By:  MetLife Capital Corporation          By:  /s/ [illegible signature]
Its: General Partner                      Its: President


By:  /s/ [illegible signature]            By:
                                             ----------------------------------
Its: Sr. Vice President                   Its:
                                              ---------------------------------

                               AMENDMENT NO. TWO

         Amendment No. TWO to that certain Request to Purchase Addendum No. Two dated May 20, 1994 ("Agreement") by and between Seitel Geophysical, Inc. dba Eagle Geophysical as Lessee and MetLife Capital, Limited Partnership as Lessor.

                                  WITNESSETH:

         WHEREAS, the parties entered into the Agreement as aforesaid; and

         WHEREAS, the parties now desire to amend the Agreement in certain respects;

         NOW, THEREFORE, it is agreed as follows:

         The purchase price of the equipment is increased to $1,166,863.42.

         Physical Damage insurance must be provided at an amount not less than $1,166,863.42.

         The renewal period stated in Section 16(b) is reduced from twelve (12) months to eight (8) months.

         IN WITNESS WHEREOF, the parties have executed the Amendment No. TWO this 16th day of September, 1994.

LESSOR:                                   LESSEE:

METLIFE CAPITAL, LIMITED                  SEITEL GEOPHYSICAL, INC.
PARTNERSHIP                               DBA EAGLE GEOPHYSICAL
By: MetLife Capital Corporation,
    General Partner


By:  /s/ [illegible signature]            By:  /s/ [illegible signature]
Its: Senior Vice President                Its: President

                             LEASE CLOSING SCHEDULE

Lessee Name:              Seitel Geophysical, Inc. dba Eagle Geophysical
Equipment Lease No.:      1004194
Dated:                    May 20, 1994
Schedule No.:             001
Closing Date:             July 29 , 1994

1.       Description of Equipment:

         One (1) Opseis Eagle Telemetry Seismic Data Acquisition System

2. Location of Equipment: (Lessee agrees that the Equipment will at all times remain in the possession and control of Lessee at the location(s) specified below, and will not be removed without Lessor's prior written consent.)

         Hwy 59 South
         Rosenberg, TX 77471

3.       Total Equipment Cost:    $3,852,119.00

4.       Periodic Rent:
         The total sum of $4,348,934.40
         Dollars in sixty (60) installments of $72,482.24 plus applicable sales taxes
         Dollars each, payable commencing on July 29, 1994 and at monthly intervals thereafter.

5.       Purchase Option

         "Lessee may purchase all, but not less than all of the Equipment on the last day of the Term (the "Option Date"), for cash, at the Equipment's then Fair Market Value or Ten percent (10%) of the original Equipment Cost, whichever is greater, provided Lessee is not then in breach or default and the Lessee gives Lessor written notice of election to purchase at least sixty (60) days prior to the Option Date. Upon payment of the purchase price and all rentals and other services owing or to become owing to and including the Option Date, Lessor shall transfer to Lessee all of Lessor's rights, title and interest in the Equipment, in its then condition, without any representation or warranty other than the warranty that the Equipment is not subject to any liens resulting from acts of Lessor. For purposes of this Lease, the term "Fair Market Value" shall be an amount agreed upon by Lessor and Lessee or if such parties are unable to agree prior to the Option Date, such value shall be determined by an appraiser chosen by mutual agreement. Lessee shall pay the fees and expenses of the appraiser. If Lessee elects not to purchase the Equipment on the last day of the Term then lessee shall exercise the renewal option as stated in paragraph 16(b). At the end of the initial renewal period stated in paragraph 16(b) or any subsequent renewal period Lessee may purchase all but not less than all of the Equipment for cash at the Equipment's then Fair Market Value provided Lessee is not then in breach or default and gives Lessor at least sixty (60) days prior written notice.

6.       Renewal Option

         At the end of the Term, provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into event of default and provided Lessee has not exercised the purchase option as stated above in paragraph 16(a), then Lessee shall exercise a renewal option with respect to all but not less than all the Equipment for a period of twelve (12) months beginning with the expiration of the Term at a Periodic Rental Rate of 0.94081% per month. At the expiration of this initial twelve (12) month renewal period, and provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into an event of default, and provided Lessee notifies Lessor of its election to renew, in writing at least sixty
         (60) days prior to the expiration of the initial twelve (12) month period, Lessee shall have the right to renew the Lease with respect to all but not less than all of the Equipment on an annual basis for its then Fair Market Rental Value as determined below. If the parties shall not have agreed upon the rental for the renewal period prior to the commencement thereof, then the fair market value shall be determined by an independent appraiser selected by mutual agreement; Lessee shall pay rental installments based on Lessor's estimate of fair market rental value until the rental is determined by appraisal or otherwise, at which time appropriate additional payment or credits shall be made or given. Lessee shall pay the fees and expenses of the appraiser. All provisions of the Lease shall continue in full force and effect during the initial twelve (12) month renewal period and any subsequent renewal term except for the amount of the rental during any subsequent renewal term.

7. Insurance Required (All policies to require at lease 10 days' notice of cancellation to Lessor):

         a. Combined Single Limit Liability, including bodily injury and property damage, of not less than $1,000,000.00 naming Lessor as additional insured.

         b. All risk physical damage, including burglary and theft, for the full replacement value of the equipment, based on the original equipment cost of $3,852,119.00 and Loss Payable Endorsement naming Lessor as loss payee.

         c.      Other:

8.       Stipulated Loss Values:

                 First Year:      102.7078%        Fourth Year:      54.2477%
                 Second Year:      88.3686%        Fifth Year:      34.87919
                 Third Year:       72.1251%

Accepted and agreed this 27th day of July, 1994 as Schedule No. One to that certain Master Equipment Lease Agreement dated May 20, 1994 by and between the parties hereto.

LESSOR:                                   LESSEE:
                                          SEITEL GEOPHYSICAL, INC. DBA EAGLE
METLIFE CAPITAL, LIMITED PARTNERSHIP      GEOPHYSICAL


By:  MetLife Capital Corporation          By:  /s/ [illegible signature]
Its: General Partner                      Its: President


By:  /s/ [illegible signature]
Its: Vice President

                             LEASE CLOSING SCHEDULE

Lessee Name:              Seitel Geophysical, Inc. dba Eagle Geophysical
Equipment Lease No.:      1004194
Dated:                    May 20, 1994
Schedule No.:             002
Closing Date:             July 7, 1994

1.       Description of Equipment:

         ATV's, Engine and Generator more fully described on the attached Exhibit "A" herein incorporated by this reference.

2. Location of Equipment: (Lessee agrees that the Equipment will at all times remain in the possession and control of Lessee at the location(s) specified below, and will not be removed without Lessor's prior written consent.)

         Hwy 59 South
         Rosenberg, TX 77471

3.       Total Equipment Cost:    $40,990.87

4.       Periodic Rent:
         The total sum of $42,776.64
         Dollars in thirty-six (36) installments of $1,188.24 plus applicable sales taxes
         Dollars each, payable commencing on July 7, 1994 and at monthly intervals thereafter.

5.       Purchase Option

         "Lessee may purchase all, but not less than all of the Equipment on the last day of the Term (the "Option Date"), for cash, at the Equipment's then Fair Market Value or Ten percent (10%) of the original Equipment Cost, whichever is greater, provided Lessee is not then in breach or default and the Lessee gives Lessor written notice of election to purchase at least sixty (60) days prior to the Option Date. Upon payment of the purchase price and all rentals and other services owing or to become owing to and including the Option Date, Lessor shall transfer to Lessee all of Lessor's rights, title and interest in the Equipment, in its then condition, without any representation or warranty other than the warranty that the Equipment is not subject to any liens resulting from acts of Lessor. For purposes of this Lease, the term "Fair Market Value" shall be an amount agreed upon by Lessor and Lessee or if such parties are unable to agree prior to the Option Date, such value shall be determined by an appraiser chosen by mutual agreement. Lessee shall pay the fees and expenses of the appraiser. If Lessee elects not to purchase the Equipment on the last day of the Term then lessee shall exercise the renewal option as stated in paragraph 16(b). At the end of the initial renewal period stated in paragraph 16(b) or any subsequent renewal period Lessee may purchase all but not less than all of the Equipment for cash at the Equipment's then Fair Market Value provided Lessee is not then in breach or default and gives Lessor at least sixty (60) days prior written notice.

6.       Renewal Option

         At the end of the Term, provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into event of default and provided Lessee has not exercised the purchase option as stated above in paragraph 16(a), then Lessee shall exercise a renewal option with respect to all but not less than all the Equipment for a period of eight (8) months beginning with the expiration of the Term at a Periodic Rental Rate of 1.4494% per month. At the expiration of this initial eight (8) month renewal period, and provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into an event of default, and provided Lessee notifies Lessor of its election to renew, in writing at least sixty (60) days prior to the expiration of the initial eight (8) month period, Lessee shall have the right to renew the Lease with respect to all but not less than all of the Equipment on an annual basis for its then Fair Market Rental Value as determined below. If the parties shall not have agreed upon the rental for the renewal period prior to the commencement thereof, then the fair market value shall be determined by an independent appraiser selected by mutual agreement; Lessee shall pay rental installments based on Lessor's estimate of fair market rental value until the rental is determined by appraisal or otherwise, at which time appropriate additional payment or credits shall be made or given. Lessee shall pay the fees and expenses of the appraiser. All provisions of the Lease shall continue in full force and effect during the initial eight (8) month renewal period and any subsequent renewal term except for the amount of the rental during any subsequent renewal term.

7. Insurance Required (All policies to require at lease 10 days' notice of cancellation to Lessor):

         a. Combined Single Limit Liability, including bodily injury and property damage, of not less than $1,000,000.00 naming Lessor as additional insured.

         b. All risk physical damage, including burglary and theft, for the full replacement value of the equipment, based on the original equipment cost of $40,990.87 and Loss Payable Endorsement naming Lessor as loss payee.

         c.      Other:

8.       Stipulated Loss Values:

                 First Year:      103.3529%
                 Second Year:      76.1357%
                 Third Year:       46.3118%

Accepted and agreed this 25th day of July, 1994 as Schedule No. One to that certain Master Equipment Lease Agreement dated May 20, 1994 by and between the parties hereto.

LESSOR:                                   LESSEE:
                                          SEITEL GEOPHYSICAL, INC. DBA EAGLE
METLIFE CAPITAL, LIMITED PARTNERSHIP      GEOPHYSICAL


By:  MetLife Capital Corporation          By:  /s/ [illegible signature]
Its: General Partner                      Its: President


By:  /s/ [illegible signature]
Its: Vice President

                This Exhibit "A" is attached to and made a part
       of that Lease Closing Schedule for the transaction by and between
               MetLife Capital, Limited Partnership as Lessor and
            Seitel Geophysical, Inc. dba Eagle Geophysical as Lessee

Vendor/Invoice                    Equipment Description                              Equipment Cost
Diesel Engine Center/L42221       One (1) Belarus Engine, SN 2984267Z                   3,370 .00
                                  One (1) Newage Generator, SN C041234/05               1,873 .00
                                  Sales Tax                                               393 .23

Sammy Broussard's Lawn
& Tractor
3231                              One (1) 1994 Polaris ATV, Model W948140-400,          5,000 .00
                                  4x4L, SN 2266344, Engine Model No. 38PL01,
                                  Engine SN 9400147, Ignition Key 3110

3232                              One (1) 1994 Polaris ATV, Model W948140-400,          5,000 .00
                                  4x4L, SN 2268384, Engine Model No. 38PL01,
                                  Engine SN 9402472, Ignition Key 3213

3233                              One (1) 1993 Polaris ATV, Model W938739 Big           5,946 .25
                                  Boss 6x6, SN 2105475, Engine Model No. 35PL02,
                                  Engine SN 9328787, Ignition Key 3132

3234                              One (1) 1993 Polaris ATV, Model W938739 Big           5,946 .25
                                  Boss 6x6, SN 2104563, Engine Model No. 35PL02,
                                  Engine SN 9320918, Ignition Key 3108

3235                              One (1) 1994 Polaris ATV, Model W948740 Big           6,146 .25
                                  Boss 6x6, SN 2268972, Engine Model No. 38PL01,
                                  Engine SN 9403930, Ignition Key 3231

3236                              One (1) 1994 Polaris ATV, Model W948740 Big           6,146 .25
                                  Boss 6x6, SN 2269645, Engine Model No. 38PL01,
                                  Engine SN 9405790, Ignition Key 3128

N000000                           (6) Helmets, Oil, Polaris Plugs, Brushguards,         1,169 .64
                                  Aluminum bumpers

                                                   TOTAL 1004194-002                   40,990 .87

                             LEASE CLOSING SCHEDULE

Lessee Name:              Seitel Geophysical, Inc. dba Eagle Geophysical
Equipment Lease No.:      1004194
Dated:                    May 20, 1994
Schedule No.:             003
Closing Date:             July 7, 1994

1.       Description of Equipment:

         Three (3) 1994 Circle M Utility Trailers, 8 x 18 ft long, GVWR 7000 Ibs, VIN #s 1C9US1829RM364019, 1 C9US1825RM364020, 1 C9US1827RM364021

2. Location of Equipment: (Lessee agrees that the Equipment will at all times remain in the possession and control of Lessee at the location(s) specified below, and will not be removed without Lessor's prior written consent.)

         Hwy. 59 South
         Rosenberg, TX 77471

3.       Total Equipment Cost:    $3,584.16

4.       Periodic Rent:
         The total sum of $3,740.40
         Dollars in thirty six (36) installments of $103.90
         Dollars each, payable commencing on July 7, 1994 and at monthly intervals thereafter.

5.       Purchase Option

         "Lessee may purchase all, but not less than all of the Equipment on the last day of the Term (the "Option Date"), for cash, at the Equipment's then Fair Market Value or Ten percent (10%) of the original Equipment Cost, whichever is greater, provided Lessee is not then in breach or default and the Lessee gives Lessor written notice of election to purchase at least sixty (60) days prior to the Option Date. Upon payment of the purchase price and all rentals and other services owing or to become owing to and including the Option Date, Lessor shall transfer to Lessee all of Lessor's rights, title and interest in the Equipment, in its then condition, without any representation or warranty other than the warranty that the Equipment is not subject to any liens resulting from acts of Lessor. For purposes of this Lease, the term "Fair Market Value" shall be an amount agreed upon by Lessor and Lessee or if such parties are unable to agree prior to the Option Date, such value shall be determined by an appraiser chosen by mutual agreement. Lessee shall pay the fees and expenses of the appraiser. If Lessee elects not to purchase the Equipment on the last day of the Term then lessee shall exercise the renewal option as stated in paragraph 16(b). At the end of the initial renewal period stated in paragraph 16(b) or any subsequent renewal period Lessee may purchase all but not less than all of the Equipment for cash at the Equipment's then Fair Market Value provided Lessee is not then in breach or default and gives Lessor at least sixty (60) days prior written notice.

6.       Renewal Option

         At the end of the Term, provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into event of default and provided Lessee has not exercised the purchase option as stated above in paragraph 16(a), then Lessee shall exercise a renewal option with respect to all but not less than all the Equipment for a period of eight (8) months beginning with the expiration of the Term at a Periodic Rental Rate of 1.4494% per month. At the expiration of this initial eight (8) month renewal period, and provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into an event of default, and provided Lessee notifies Lessor of its election to renew, in writing at least sixty (60) days prior to the expiration of the initial eight (8) month period, Lessee shall have the right to renew the Lease with respect to all but not less than all of the Equipment on an annual basis for its then Fair Market Rental Value as determined below. If the parties shall not have agreed upon the rental for the renewal period prior to the commencement thereof, then the fair market value shall be determined by an independent appraiser selected by mutual agreement; Lessee shall pay rental installments based on Lessor's estimate of fair market rental value until the rental is determined by appraisal or otherwise, at which time appropriate additional payment or credits shall be made or given. Lessee shall pay the fees and expenses of the appraiser. All provisions of the Lease shall continue in full force and effect during the initial eight (8) month renewal period and any subsequent renewal term except for the amount of the rental during any subsequent renewal term.

7. Insurance Required (All policies to require at lease 10 days' notice of cancellation to Lessor):

         a. Combined Single Limit Liability, including bodily injury and property damage, of not less than $1,000,000.00 naming Lessor as additional insured.

         b. All risk physical damage, including burglary and theft, for the full replacement value of the equipment, based on the original equipment cost of $3,584.16 and Loss Payable Endorsement naming Lessor as loss payee.

         c.      Other:

8.       Stipulated Loss Values:

                 First Year:      103.3529%
                 Second Year:      76.1357%
                 Third Year:       46.3118%

Accepted and agreed this 25th day of July, 1994 as Schedule No. Three to that certain Master Equipment Lease Agreement dated May 20, 1994 by and between the parties hereto.

LESSOR:                                   LESSEE:
                                          SEITEL GEOPHYSICAL, INC. DBA EAGLE
METLIFE CAPITAL, LIMITED PARTNERSHIP      GEOPHYSICAL


By:  MetLife Capital Corporation          By:  /s/ [illegible signature]
Its: General Partner                      Its: President


By:  /s/ [illegible signature]
Its: Vice President

                             LEASE CLOSING SCHEDULE

Lessee Name:              Seitel Geophysical, Inc. dba Eagle Geophysical
Equipment Lease No.:      1004194
Dated:                    May 20, 1994
Schedule No.:             004
Closing Date:             July 25 ,1994

1.       Description of Equipment:
         One (1) IFR/A7550 Spectrum Analyzer, SN #2864                 8,394 .35
         (1,500) RM2F/PCR Pigtail Cables, 20' BC822,                  54,071 .19
         One (1) Interconnect Cable 610", BC-1009, CFM Eagle Conn.       218 .60
                                  Total                               $62,684.14

2. Location of Equipment: (Lessee agrees that the Equipment will at all times remain in the possession and control of Lessee at the location(s) specified below, and will not be removed without Lessor's prior written consent.)

         107 Corne Road
         Broussard, LA 70518

3.       Total Equipment Cost:    $62,684.14

4.       Periodic Rent:
         The total sum of $65,480.76
         Dollars in thirty six (36) installments of $1,818.91 plus applicable sales taxes
         Dollars each, payable commencing on July 25, 1994 and at monthly intervals thereafter.

5.       Purchase Option

         "Lessee may purchase all, but not less than all of the Equipment on the last day of the Term (the "Option Date"), for cash, at the Equipment's then Fair Market Value or Ten percent (10%) of the original Equipment Cost, whichever is greater, provided Lessee is not then in breach or default and the Lessee gives Lessor written notice of election to purchase at least sixty (60) days prior to the Option Date. Upon payment of the purchase price and all rentals and other services owing or to become owing to and including the Option Date, Lessor shall transfer to Lessee all of Lessor's rights, title and interest in the Equipment, in its then condition, without any representation or warranty other than the warranty that the Equipment is not subject to any liens resulting from acts of Lessor. For purposes of this Lease, the term "Fair Market Value" shall be an amount agreed upon by Lessor and Lessee or if such parties are unable to agree prior to the Option Date, such value shall be determined by an appraiser chosen by mutual agreement. Lessee shall pay the fees and expenses of the appraiser. If Lessee elects not to purchase the Equipment on the last day of the Term then lessee shall exercise the renewal option as stated in paragraph 16(b). At the end of the initial renewal period stated in paragraph 16(b) or any subsequent renewal period Lessee may purchase all but not less than all of the Equipment for cash at the Equipment's then Fair Market Value provided Lessee is not then in breach or default and gives Lessor at least sixty (60) days prior written notice.

6.       Renewal Option

         At the end of the Term, provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into event of default and provided Lessee has not exercised the purchase option as stated above in paragraph 16(a), then Lessee shall exercise a renewal option with respect to all but not less than all the Equipment for a period of eight (8) months beginning with the expiration of the Term at a Periodic Rental Rate of 1.45085% per month. At the expiration of this initial eight (8) month renewal period, and provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into an event of default, and provided Lessee notifies Lessor of its election to renew, in writing at least sixty (60) days prior to the expiration of the initial eight (8) month period, Lessee shall have the right to renew the Lease with respect to all but not less than all of the Equipment on an annual basis for its then Fair Market Rental Value as determined below. If the parties shall not have agreed upon the rental for the renewal period prior to the commencement thereof, then the fair market value shall be determined by an independent appraiser selected by mutual agreement; Lessee shall pay rental installments based on Lessor's estimate of fair market rental value until the rental is determined by appraisal or otherwise, at which time appropriate additional payment or credits shall be made or given. Lessee shall pay the fees and expenses of the appraiser. All provisions of the Lease shall continue in full force and effect during the initial eight
         (8) month renewal period and any subsequent renewal term except for the amount of the rental during any subsequent renewal term.

7. Insurance Required (All policies to require at lease 10 days' notice of cancellation to Lessor):

         a. Combined Single Limit Liability, including bodily injury and property damage, of not less than $1,000,000.00 naming Lessor as additional insured.

         b. All risk physical damage, including burglary and theft, for the full replacement value of the equipment, based on the original equipment cost of $62,684.14 and Loss Payable Endorsement naming Lessor as loss payee.

         c.      Other:

8.       Stipulated Loss Values:

                 First Year:      103.3568%
                 Second Year:      76.1471%
                 Third Year:       46.3144%

Accepted and agreed this 25th day of July, 1994 as Schedule No. One to that certain Master Equipment Lease Agreement dated May 20, 1994 by and between the parties hereto.

LESSOR:                                   LESSEE:
                                          SEITEL GEOPHYSICAL, INC. DBA EAGLE
METLIFE CAPITAL, LIMITED PARTNERSHIP      GEOPHYSICAL


By:  MetLife Capital Corporation          By:  /s/ [illegible signature]
Its: General Partner                      Its: President


By:  /s/ [illegible signature]
Its: Vice President

                             LEASE CLOSING SCHEDULE

Lessee Name:              Seitel Geophysical, Inc. dba Eagle Geophysical
Equipment Lease No.:      1004194
Dated:                    May 20, 1994
Schedule No.:             005
Closing Date:             July 25, 1994

1.       Description of Equipment:
         (750) Cable strings, MIMIC 20DX 10-395 Land 70%            $229,500.00
         (750) Cable strings, MJC 20DX 10-395 1K Marsh               358,500.00
         (750) Geophone Connector Assembly                            28,585.00
         One (1) MGA with hardware, Geophone Analyzer Test Equip.     11,366.25
                                  Total                             $627,951.25

2. Location of Equipment: (Lessee agrees that the Equipment will at all times remain in the possession and control of Lessee at the location(s) specified below, and will not be removed without Lessor's prior written consent.)

         Hwy 59 South
         Rosenberg, TX 77471

3.       Total Equipment Cost:    $627,951.25

4.       Periodic Rent:
         The total sum of $655,965.36
         Dollars in thirty six (36) installments of $18,221.26 plus applicable sales taxes
         Dollars each, payable commencing on July 25, 1994 and at monthly intervals thereafter.

5.       Purchase Option

         "Lessee may purchase all, but not less than all of the Equipment on the last day of the Term (the "Option Date"), for cash, at the Equipment's then Fair Market Value or Ten percent (10%) of the original Equipment Cost, whichever is greater, provided Lessee is not then in breach or default and the Lessee gives Lessor written notice of election to purchase at least sixty (60) days prior to the Option Date. Upon payment of the purchase price and all rentals and other services owing or to become&.`owing to and including the Option Date, Lessor shall transfer to Lessee all of Lessor's rights, title and interest in the Equipment, in its then condition, without any representation or warranty other than the warranty that the Equipment is not subject to any liens resulting from acts of Lessor. For purposes of this Lease, the term "Fair Market Value" shall be an amount agreed upon by Lessor and Lessee or if such parties are unable to agree prior to the Option Date, such value shall be determined by an appraiser chosen by mutual agreement. Lessee shall pay the fees and expenses of the appraiser. If Lessee elects not to purchase the Equipment on the last day of the Term then lessee shall exercise the renewal option as stated in paragraph 16(b). At the end of the initial renewal period stated in paragraph 16(b) or any subsequent renewal period Lessee may purchase all but not less than all of the Equipment for cash at the Equipment's then Fair Market Value provided Lessee is not then in breach or default and gives Lessor at least sixty (60) days prior written notice.

6.       Renewal Option

         At the end of the Term, provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into event of default and provided Lessee has not exercised the purchase option as stated above in paragraph 16(a), then Lessee shall exercise a renewal option with respect to all but not less than all the Equipment for a period of eight (8)months beginning with the expiration of the Term at a Periodic Rental Rate of 1.45085% per month. At the expiration of this initial eight (8) month renewal period, and provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into an event of default, and provided Lessee notifies Lessor of its election to renew, in writing at least sixty (60) days prior to the expiration of the initial eight (8) month period, Lessee shall have the right to renew the Lease with respect to all but not less than all of the Equipment on an annual basis for its then Fair Market Rental Value as determined below. If the parties shall not have agreed upon the rental for the renewal period prior to the commencement thereof, then the fair market value shall be determined by an independent appraiser selected by mutual agreement; Lessee shall pay rental installments based on Lessor's estimate of fair market rental value until the rental is determined by appraisal or otherwise, at which time appropriate additional payment or credits shall be made or given. Lessee shall pay the fees and expenses of the appraiser. All provisions of the Lease shall continue in full force and effect during the initial eight (8) month renewal period and any subsequent renewal term except for the amount of the rental during any subsequent renewal term.

7. Insurance Required (All policies to require at lease 10 days' notice of cancellation to Lessor):

         a. Combined Single Limit Liability, including bodily injury and property damage, of not less than $1,000,000.00 naming Lessor as additional insured.

         b. All risk physical damage, including burglary and theft, for the full replacement value of the equipment, based on the original equipment cost of $627,951.25 and Loss Payable Endorsement naming Lessor as loss payee.

         c.      Other:

8.       Stipulated Loss Values:

                 First Year:  103.356868%
                 Second Year:    76.1471%
                 Third Year:     46.3144%

Accepted and agreed this 25th day of July, 1994 as Schedule No. Five to that certain Master Equipment Lease Agreement dated May 20, 1994 by and between the parties hereto.

LESSOR:                                   LESSEE:
                                          SEITEL GEOPHYSICAL, INC. DBA EAGLE
METLIFE CAPITAL, LIMITED PARTNERSHIP      GEOPHYSICAL


By:  MetLife Capital Corporation          By:  /s/ [illegible signature]
Its: General Partner                      Its: President


By:  /s/ [illegible signature]
Its: Vice President

                             LEASE CLOSING SCHEDULE



Lessee Name:              Seitel Geophysical, Inc. dba Eagle Geophysical
Equipment Lease No.:      1004194
Dated:                    May 20, 1994
Schedule No.:             006
Closing Date:             July 29, 1994

1.       Description of Equipment:

         Multiple cables more fully described on the attached Exhibit "A" herein incorporated by this reference.

2. Location of Equipment: (Lessee agrees that the Equipment will at all times remain in the possession and control of Lessee at the location(s) specified below, and will not be removed without Lessor's prior written consent.)

         Hwy 59 South
         Rosenberg, TX 77471

3.       Total Equipment Cost:    $182,213.43

4.       Periodic Rent:
         The total sum of $189,961.20
         Dollars in thirty six (36) installments of $5,276.70 plus applicable sales taxes
         Dollars each, payable commencing on July 29, 1994 and at monthly intervals thereafter.

5.       Purchase Option

         "Lessee may purchase all, but not less than all of the Equipment on the last day of the Term (the "Option Date"), for cash, at the Equipment's then Fair Market Value or Ten percent (10%) of the original Equipment Cost, whichever is greater, provided Lessee is not then in breach or default and the Lessee gives Lessor written notice of election to purchase at least sixty (60) days prior to the Option Date. Upon payment of the purchase price and all rentals and other services owing or to become owing to and including the Option Date, Lessor shall transfer to Lessee all of Lessor's rights, title and interest in the Equipment, in its then condition, without any representation or warranty other than the warranty that the Equipment is not subject to any liens resulting from acts of Lessor. For purposes of this Lease, the term "Fair Market Value" shall be an amount agreed upon by Lessor and Lessee or if such parties are unable to agree prior to the Option Date, such value shall be determined by an appraiser chosen by mutual agreement. Lessee shall pay the fees and expenses of the appraiser. If Lessee elects not to purchase the Equipment on the last day of the Term then lessee shall exercise the renewal option as stated in paragraph 16(b). At the end of the initial renewal period stated in paragraph 16(b) or any subsequent renewal period Lessee may purchase all but not less than all of the Equipment for cash at the Equipment's then Fair Market Value provided Lessee is not then in breach or default and gives Lessor at least sixty (60) days prior written notice.

6.       Renewal Option

         At the end of the Term, provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into event of default and provided Lessee has not exercised the purchase option as stated above in paragraph 16(a), then Lessee shall exercise a renewal option with respect to all but not less than all the Equipment for a period of eight (8) months beginning with the expiration of the Term at a Periodic Rental Rate of 1.44794% per month. At the expiration of this initial eight (8) month renewal period, and provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into an event of default, and provided Lessee notifies Lessor of its election to renew, in writing at least sixty (60) days prior to the expiration of the initial eight (8) month period, Lessee shall have the right to renew the Lease with respect to all but not less than all of the Equipment on an annual basis for its then Fair Market Rental Value as determined below. If the parties shall not have agreed upon the rental for the renewal period prior to the commencement thereof, then the fair market value shall be determined by an independent appraiser selected by mutual agreement; Lessee shall pay rental installments based on Lessor's estimate of fair market rental value until the rental is determined by appraisal or otherwise, at which time appropriate additional payment or credits shall be made or given. Lessee shall pay the fees and expenses of the appraiser. All provisions of the Lease shall continue in full force and effect during the initial eight (8) month renewal period and any subsequent renewal term except for the amount of the rental during any subsequent renewal term.

7. Insurance Required (All policies to require at lease 10 days' notice of cancellation to Lessor):

         a. Combined Single Limit Liability, including bodily injury and property damage, of not less than $1,000,000.00 naming Lessor as additional insured.

         b. All risk physical damage, including burglary and theft, for the full replacement value of the equipment, based on the original equipment cost of $182,213.43 and Loss Payable Endorsement naming Lessor as loss payee.

         c.      Other:

8.       Stipulated Loss Values:

                 First Year:      103.3465%
                 Second Year:      76.1044%
                 Third Year:       46.2758%

Accepted and agreed this 28th day of July, 1994 as Schedule No. Three to that certain Master Equipment Lease Agreement dated May 20, 1994 by and between the parties hereto.

LESSOR:                                   LESSEE:
                                          SEITEL GEOPHYSICAL, INC. DBA EAGLE
METLIFE CAPITAL, LIMITED PARTNERSHIP      GEOPHYSICAL


By:  MetLife Capital Corporation          By:  /s/ [illegible signature]
Its: General Partner                      Its: President


By:  /s/ [illegible signature]
Its: Vice President

1004194-006                                                          Page 1 of 1

                This Exhibit "A" is attached to and made a part
       of that Lease Closing Schedule for the transaction by and between
               MetLife Capital, Limited Partnership as Lessor and
            Seitel Geophysical, Inc. dba Eagle Geophysical as Lessee

Vendor/Invoice            Equipment Description                                      Equipment Cost
--------------            ---------------------                                      --------------
Geospace Corporation      (1500) Cable, SNGL 20DX 10-395 1 K 901 Single                48,009 .60
110938                    Marsh Drop with geophones

Steward Cable Repair      (141,486) SVL 2-225CB-310/F Gel Cable                        134,203.83
5103, 5129, 5147, 5193,   (100) 610' Single Drop Cables
5199, 5205, 5220, 5221,   (150) Cables SCL 4-50-250-F 610'w/molded pigtail
5225, 5226, 5204, 5247,   at 210'
5246, 5245                (100) 610' cables SCL 4-50-250/F Gel Wire
                          w/molded pigtail at 210'~A" end
                          (100) cables SCL-4-50-250-F Gelled Wire 610'
                          w/molded pigtails
                          (150) cables SCL 4-50-250-F Gelled Wire 610'
                          w/drop pigtail at 210'
                          (150) cables SCL 4-50-250 Gelled Wire 610'
                          w/pigtail drops at 210'

                                           TOTAL 1004194-006                           182,213.43

                             LEASE CLOSING SCHEDULE

Lessee Name:              Seitel Geophysical, Inc. dba Eagle Geophysical
Equipment Lease No.:      1004194
Dated:                    May 20, 1994
Schedule No.:             007
Closing Date:             July 29, 1994

1.       Description of Equipment:

         Multiple cables more fully described on the attached Exhibit "A" herein incorporated by this reference.

2. Location of Equipment: (Lessee agrees that the Equipment will at all times remain in the possession and control of Lessee at the location(s) specified below, and will not be removed without Lessor's prior written consent.)

         107 Corne Road
         Broussard, LA

3.       Total Equipment Cost:    $175,531.52

4.       Periodic Rent:
         The total sum of $182,995.20
         Dollars in thirty six (36) installments of $5,083.20 plus applicable sales taxes
         Dollars each, payable commencing on July 29, 1994 and at monthly intervals thereafter.

5.       Purchase Option

         "Lessee may purchase all, but not less than all of the Equipment on the last day of the Term (the "Option Date"), for cash, at the Equipment's then Fair Market Value or Ten percent (10%) of the original Equipment Cost, whichever is greater, provided Lessee is not then in breach or default and the Lessee gives Lessor written notice of election to purchase at least sixty (60) days prior to the Option Date. Upon payment of the purchase price and all rentals and other services owing or to become owing to and including the Option Date, Lessor shall transfer to Lessee all of Lessor's rights, title and interest in the Equipment, in its then condition, without any representation or warranty other than the warranty that the Equipment is not subject to any liens resulting from acts of Lessor. For purposes of this Lease, the term "Fair Market Value" shall be an amount agreed upon by Lessor and Lessee or if such parties are unable to agree prior to the Option Date, such value shall be determined by an appraiser chosen by mutual agreement. Lessee shall pay the fees and expenses of the appraiser. If Lessee elects not to purchase the Equipment on the last day of the Term then lessee shall exercise the renewal option as stated in paragraph 16(b). At the end of the initial renewal period stated in paragraph 16(b) or any subsequent renewal period Lessee may purchase all but not less than all of the Equipment for cash at the Equipment's then Fair Market Value provided Lessee is not then in breach or default and gives Lessor at least sixty (60) days prior written notice.

6.       Renewal Option

         At the end of the Term, provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into event of default and provided Lessee has not exercised the purchase option as stated above in paragraph 16(a), then Lessee shall exercise a renewal option with respect to all but not less than all the Equipment for a period of eight (8) months beginning with the expiration of the Term at a Periodic Rental Rate of 1.44794% per month. At the expiration of this initial eight (8) month renewal period, and provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into an event of default, and provided Lessee notifies Lessor of its election to renew, in writing at least sixty (60) days prior to the expiration of the initial eight (8) month period, Lessee shall have the right to renew the Lease with respect to all but not less than all of the Equipment on an annual basis for its then Fair Market Rental Value as determined below. If the parties shall not have agreed upon the rental for the renewal period prior to the commencement thereof, then the fair market value shall be determined by an independent appraiser selected by mutual agreement; Lessee shall pay rental installments based on Lessor's estimate of fair market rental value until the rental is determined by appraisal or otherwise, at which time appropriate additional payment or credits shall be made or given. Lessee shall pay the fees and expenses of the appraiser. All provisions of the Lease shall continue in full force and effect during the initial eight (8) month renewal period and any subsequent renewal term except for the amount of the rental during any subsequent renewal term.

7. Insurance Required (All policies to require at lease 10 days' notice of cancellation to Lessor):

         a. Combined Single Limit Liability, including bodily injury and property damage, of not less than $1,000,000.00 naming Lessor as additional insured.

         b. All risk physical damage, including burglary and theft, for the full replacement value of the equipment, based on the original equipment cost of $175,531.52 and Loss Payable Endorsement naming Lessor as loss payee.

         c.      Other:

8.       Stipulated Loss Values:

                 First Year:      103.3465%
                 Second Year:      76.1044%
                 Third Year:       46.2758%

Accepted and agreed this 28th day of July, 1994 as Schedule No. Three to that certain Master Equipment Lease Agreement dated May 20, 1994 by and between the parties hereto.

LESSOR:                                   LESSEE:
                                          SEITEL GEOPHYSICAL, INC. DBA EAGLE
METLIFE CAPITAL, LIMITED PARTNERSHIP      GEOPHYSICAL


By:  MetLife Capital Corporation          By:  /s/ [illegible signature]
Its: General Partner                      Its: President


By:  /s/ [illegible signature]
Its: Vice President

1004194-007                                                          Page 1 of 1

                This Exhibit "A" is attached to and made a part
       of that Lease Closing Schedule for the transaction by and between
               MetLife Capital, Limited Partnership as Lessor and
            Seitel Geophysical, Inc. dba Eagle Geophysical as Lessee

Vendor/Invoice                    Equipment Description                              Equipment Cost
--------------                    ---------------------                              --------------
Tescorp Seimic Products           (741) CA-2001 Interconnect CBL, 610' BC-1009,        156,041.58
21113, 21063, 21077,              w/RM2M/PCR, CFM Eagle Conn.
21084, 21088, 21101

Steward Cable Repair
5051                              (40) Wireline Opseis Cable Gel Filled at 1000'       17,752 .00
                                  w/LTI Connectors
                                  (40) Terminators Cables Gel-Filled at 9"
                                  w/LTI Connectors
                                  (80) B1167 LTI Female Connectors
                                  (80) B1143 LTI Male Connectors

Louisiana Dept of Revenue         Sales Tax upfront of 1 %                              1,737 .94

                                                            TOTAL 1004194007           175,531.52

                             LEASE CLOSING SCHEDULE

Lessee Name:              Seitel Geophysical, Inc. dba Eagle Geophysical
Equipment Lease No.:      1004194
Dated:                    May 20, 1994
Schedule No.:             008
Closing Date:             September 19, 1994

1.       Description of Equipment:

         Two Hundred fifty (250) Cable, SNGL MP24L3 1.82K 1 MTR

2. Location of Equipment: (Lessee agrees that the Equipment will at all times remain in the possession and control of Lessee at the location(s) specified below, and will not be removed without Lessor's prior written consent.)

         Hwy. 59 South
         Rosenberg, TX 77471

3.       Total Equipment Cost:    $73,908.05

4.       Periodic Rent:
         The total sum of $77,227.20
         Dollars in thirty six (36) installments of $2,145.20 plus applicable sales taxes
         Dollars each, payable commencing on September 19, 1994 and at monthly intervals thereafter.

5.       Purchase Option

         "Lessee may purchase all, but not less than all of the Equipment on the last day of the Term (the "Option Date"), for cash, at the Equipment's then Fair Market Value or Ten percent (10%) of the original Equipment Cost, whichever is greater, provided Lessee is not then in breach or default and the Lessee gives Lessor written notice of election to purchase at least sixty (60) days prior to the Option Date. Upon payment of the purchase price and all rentals and other services owing or to become owing to and including the Option Date, Lessor shall transfer to Lessee all of Lessor's rights, title and interest in the Equipment, in its then condition, without any representation or warranty other than the warranty that the Equipment is not subject to any liens resulting from acts of Lessor. For purposes of this Lease, the term "Fair Market Value" shall be an amount agreed upon by Lessor and Lessee or if such parties are unable to agree prior to the Option Date, such value shall be determined by an appraiser chosen by mutual agreement. Lessee shall pay the fees and expenses of the appraiser. If Lessee elects not to purchase the Equipment on the last day of the Term then lessee shall exercise the renewal option as stated in paragraph 16(b). At the end of the initial renewal period stated in paragraph 16(b) or any subsequent renewal period Lessee may purchase all but not less than all of the Equipment for cash at the Equipment's then Fair Market Value provided Lessee is not then in breach or default and gives Lessor at least sixty (60) days prior written notice.

6.       Renewal Option

         At the end of the Term, provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into event of default and provided Lessee has not exercised the purchase option as stated above in paragraph 16(a), then Lessee shall exercise a renewal option with respect to all but not less than all the Equipment for a period of eight (8) months beginning with the expiration of the Term at a Periodic Rental Rate of 1.4494% per month. At the expiration of this initial eight (8) month renewal period, and provided there shall be no breach or default by Lessee or event which with the giving of notice or passage of time, or both, might mature into an event of default, and provided Lessee notifies Lessor of its election to renew, in writing at least sixty (60) days prior to the expiration of the initial eight (8) month period, Lessee shall have the right to renew the Lease with respect to all but not less than all of the Equipment on an annual basis for its then Fair Market Rental Value as determined below. If the parties shall not have agreed upon the rental for the renewal period prior to the commencement thereof, then the fair market value shall be determined by an independent appraiser selected by mutual agreement; Lessee shall pay rental installments based on Lessor's estimate of fair market rental value until the rental is determined by appraisal or otherwise, at which time appropriate additional payment or credits shall be made or given. Lessee shall pay the fees and expenses of the appraiser. All provisions of the Lease shall continue in full force and effect during the initial eight (8) month renewal period and any subsequent renewal term except for the amount of the rental during any subsequent renewal term.

7. Insurance Required (All policies to require at lease 10 days' notice of cancellation to Lessor):

         a. Combined Single Limit Liability, including bodily injury and property damage, of not less than $1,000,000.00 naming Lessor as additional insured.

         b. All risk physical damage, including burglary and theft, for the full replacement value of the equipment, based on the original equipment cost of $73,908.05 and Loss Payable Endorsement naming Lessor as loss payee.

         c.      Other:

8.       Stipulated Loss Values:

                 First Year:      103.3690%
                 Second Year:      76.2104%
                 Third Year:       46.3894%

Accepted and agreed this 16th day of September, 1994 as Schedule No. Three to that certain Master Equipment Lease Agreement dated May 20, 1994 by and between the parties hereto.

LESSOR:                                   LESSEE:
                                          SEITEL GEOPHYSICAL, INC. DBA EAGLE
METLIFE CAPITAL, LIMITED PARTNERSHIP      GEOPHYSICAL


By:  MetLife Capital Corporation          By:  /s/ [illegible signature]
Its: General Partner                      Its: President


By:  /s/ [illegible signature]
Its: Vice President

                     CORRECTION TO LEASE CLOSING SCHEDULES

                                  1004194-001
                                  1004194-002
                                  1004194-003
                                  1004194-004
                                  1004194-005
                                  1004194-006
                                  1004194-007
                                  1004194-008

September 16, 1994

Mr. Horace A. Calvert
SEITEL GEOPHYSICAL, INC. dba EAGLE GEOPHYSICAL
50 Briar Hollow Lane West, 7th Floor
Houston, TX 77027

Dear Mr. Calvert:

During a recent review of our documentation on transactions 1004194-001 through 1004194-008 for equipment being leased to you we found a discrepancy in the information presently in our files.

As a result, we are making the following corrections to the Lease Closing
Schedules:

5. Purchase Option.        The words "paragraph 16(b)" are replaced with the
                           words "6. Renewal Option".

Section 6. Renewal Option. The words "paragraph 16(a)" are replaced with the words "5. Purchase Option".

Accepted and agreed this 16th day of September, 1994.

LESSOR:                                   LESSEE:

METLIFE CAPITAL, LIMITED PARTNERSHIP      SEITEL GEOPHYSICAL, INC.
                                          DBA EAGLE GEOPHYSICAL
By: MetLife Capital Corporation,
    General Partner

By:                                       By:
Its: Senior Vice President                Its: President